As filed with Securities and Exchange Commission on February 10, 1999.


                                                  File Nos. 333-29511, 811-08261


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [2]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 4 [ X ]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                            Assistant General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  --------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[   ]  immediately upon filing pursuant to paragraph (b)
[ X ]  on February 24, 1999 pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[   ]  on (date) pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[   ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ X ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TABLE OF CONTENTS

The fund pages describe each portfolio (or "fund") of the MEMBERS Mutual Funds.


THE FUNDS
      Cash Reserves Fund                                       1
      Bond Fund                                                3
      Balanced Fund                                            5
      High Income Fund                                         7
      Growth and Income Fund                                   9
      Capital Appreciation Fund                               11
      International Stock Fund                                13
      Expenses                                                15

This section explains how to open, maintain, or close an account with MEMBERS Mutual Funds.

YOUR ACCOUNT                                                  18
      Buying Shares                                           19
      Selling Shares                                          23
      General Policies                                        25
      Distributions and Taxes                                 26
      Additional Investor Services                            27

This section gives you some additional information about MEMBERS Mutual Funds.

PORTFOLIO MANAGEMENT                                          27

FINANCIAL HIGHLIGHTS                                          31

APPENDIX
      Investment Adviser Past Performance                     38
      Current Annual Fund Operating Expenses                  40
      Expenses After Waivers and Reimbursements               41



Additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. You may get a copy of any of these reports at no cost by calling 1-800-877-6089.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.




                        Effective Date February 24, 1999.

                               CASH RESERVES FUND
INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    require stability of principal

o are seeking a mutual fund for the cash portion of an asset allocation program

o    need to "park" your money temporarily

o    consider yourself a saver rather than an investor

                                       or

o    are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

o    want federal deposit insurance

o    are seeking an investment that is likely to outpace inflation

o are investing for retirement or other goals that are many years in the future

                                       or

o    are investing for growth or maximum current income


INVESTMENT OBJECTIVE
What is this fund's goal?

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. Also, there is a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.


An investment in the Cash Reserves Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Reserves Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:

o    Lend   securities  to  financial   institutions,   enter  into   repurchase
     agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

o Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

o To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.


                     MEMBERS CASH RESERVES FUND PERFORMANCE

                    How has the Cash Reserves Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Cash Reserves Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception of 5.03% and 1998 4.98%]


              Best Calendar Quarter: 3rd Q 98        1.25%

              Worst Calendar Quarter: 4th Q 98       1.20%


Please remember that past performance is no guarantee of the results the Cash Reserves Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

How does the performance of the Cash Reserves Fund compare to the money market?

The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 1998)


                     Since Inception          1 Year

Class A Shares             -0.91%             -0.96%

Class B Shares              0.17%             -0.37%

90-day U.S.
    Treasury Bill           5.06%              5.05%

Class A and B Share returns are net of applicable Sales Charges.


                                    BOND FUND
INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o    want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    are investing for maximum return over a long time horizon

                                       or

o    require absolute stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to credit risk, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There are also prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage backed security by increasing/decreasing mortgage prepayments, typically reducing the return.

To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The Fund may invest in the following instruments:

o Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

o U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

o Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

o Other issuer debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

To the extent permitted by law and available in the market, the fund may also invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions.

                          MEMBERS BOND FUND PERFORMANCE1

                        How has the Bond Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Bond Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.



[GRAPHIC: bar chart showing the following total returns: Since Inception of 6.86% and 1998 6.82%]

              Best Calendar Quarter: 3rd Q 98        3.47%

              Worst Calendar Quarter: 4th Q 98       0.32%


Please remember that past performance is no guarantee of the results the Bond Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.


1. CIMCO waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee was deducted, returns would be lower.


How does the performance of the Bond Fund compare to the bond market?

The following table compares the performance of each class of shares of the Bond Fund with the performance of the Lehman Brothers Intermediate Government Corporate Bond Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 1998)


                             Since Inception           1 Year

Class A Shares                     2.25%               2.22%

Class B Shares                     1.98%               1.46%

Lehman Index                       8.63%               8.42%

Class A and B Share returns are net of applicable Sales Charges.


                                  BALANCED FUND
INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are looking for a more conservative option to a growth-oriented fund

o    want a well-diversified and relatively stable investment allocation

o    need a core investment

o seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    are investing for maximum return over a long time horizon

o want your return to be either ordinary income or capital gains, but not both

                                       or

o    require a high degree of stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

The risks of this fund are similar to the risks described for the Bond, Cash Reserves, Growth and Income and Capital Appreciation Funds because it invests in the same types of securities. As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to o non-investment grade securities o foreign securities o mortgage-backed securities

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained in the other fund pages, specifically the International Stock Fund page, and the SAI.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                        MEMBERS BALANCED FUND PERFORMANCE

                      How has the Balanced Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Balanced Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception of 15.87% and 1998 14.49%]insert

              Best Calendar Quarter: 4th Q 98       10.56%

              Worst Calendar Quarter: 3rd Q 98      -4.23%


Please remember that past performance is no guarantee of the results the Balanced Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the Balanced Fund compare to the balanced market?

The following table compares the performance of each class of shares of the Balanced Fund with the performance of several market indexes which are measures of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 1998)


                           Since Inception       1 Year

Class A Shares              9.67%                 8.38%

Class B Shares             11.04%                 9.24%

Blended Index*              18.29%               17.26%

Lehman Index                 8.63%                8.42%

S&P 500                     30.90%               28.60%

90-day U.S.
   Treasury Bill             5.06%                5.05%

Class A and B Share returns are net of applicable Sales Charges.

* The comparative index is a blend of the S&P 500 (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).


                                HIGH INCOME FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are seeking a regular stream of income

o are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

o    want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    desire relative stability of your principal

                                       or

o    are investing for maximum return over a long time horizon


INVESTMENT OBJECTIVE
What is this fund's goal?

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Massachusetts Financial Services Company ("MFS") is the only subadviser currently used by CIMCO to manage the assets of the fund.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

This fund is subject to above-average interest rate and credit risks, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks described in the Bond Fund Principal Risks.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

Up to 25% of its assets may be invested in the securities of issuers in any one industry.

The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

                      MEMBERS HIGH INCOME FUND PERFORMANCE

                     How has the High Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the High Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.



[GRAPHIC: bar chart showing the following total returns: Since Inception of -0.11% and 1998 -0.15%]

              Best Calendar Quarter: 4th Q 98        3.40%

              Worst Calendar Quarter: 3rd Q 98      -6.77%


Please remember that past performance is no guarantee of the results the High Income Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the High Income Fund compare to the high yield market?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Lehman Brothers High Yield Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 1998)


                            Since Inceoption       1 Year

Class A Shares              -4.39%                -4.45%

Class B Shares              -4.56%                -5.07%

Lehman Index                 2.07%                 1.87%

Class A and B Share returns are net of applicable Sales Charges.


                             GROWTH AND INCOME FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are looking for a stock fund that has both growth and income components

o    are looking for a more conservative option to a growth-oriented fund

o    need a core investment

o seek above-average long-term total return through a combination of capital gains and ordinary income

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    are investing for maximum return over a long time horizon

o desire your return to be either ordinary income or capital gains, but not both

                                       or

o    require a high degree of stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Growth and Income Fund seeks long-term capital growth, with income as a secondary consideration.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.


PRINCIPAL RISKS
What are the main risks of investing in this fund?


As with any fund that invests in stocks and also seeks income, this fund is subject to market and interest rate risks, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the funds investments may rise and/or fall based upon investor perception and attitude rather than economic valuations.


Loss of money is a risk of investing in this fund.


The fund primarily invests in "value" orientated stocks which may help limit downside risk to portfolio returns. However these "value" stocks are subject to the risk that their intrinsic values may never be realized by the market.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to foreign securities. The principal risks of foreign securities are described in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 in about (+/-50%) the same weightings as such sector has in the S&P 500. For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                    MEMBERS GROWTH AND INCOME FUND PERFORMANCE

                  How has the Growth and Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Growth and Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.



[GRAPHIC: bar chart showing the following total returns: Since Inception of 19.31% and 1998 16.74%]

              Best Calendar Quarter: 4th Q 98       16.83%

              Worst Calendar Quarter: 3rd Q 98     -10.45%


Please remember that past performance is no guarantee of the results the Growth and Income Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the Growth and Income Fund compare to the growth and income market?

The following table compares the performance of each class of shares of the Growth and Income Fund with the performance of the S&P 500 which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 1998)


                            Since Inception           1 Year

Class A Shares              12.91%                     10.57%

Class B Shares              14.35%                     11.38%

S&P 500                     30.90%                     28.60%

Class A and B Share returns are net of applicable Sales Charges.


                            CAPITAL APPRECIATION FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o    want to diversify your investments

o    are seeking a fund for the growth portion of an asset allocation program

                                       or

o are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o    are investing with a shorter investment time horizon in mind

o    are seeking income rather than capital gains

                                       or

o    are uncomfortable with an investment whose value may vary substantially

INVESTMENT OBJECTIVE
What is this fund's goal?

The Capital Appreciation Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may move up and down due to factors that have nothing to do with the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the principal risks associated with foreign securities is contained in the International Stock Fund page.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "value" approach which is further described on page 9, the Growth and Income Fund page. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.


The fund will typically invest in securities representing every sector of the S&P 400 in about (+/-100%) the same weightings as such sector has in the S&P
400. For example, if technology companies represent 10% of the S&P 400, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                  MEMBERS CAPITAL APPRECIATION FUND PERFORMANCE

                How has the Capital Appreciation Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Capital Appreciation Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception of 23.32% and 1998 20.19%]

              Best Calendar Quarter: 4th Q 98       20.31%

              Worst Calendar Quarter: 3rd Q 98     -11.80%


Please remember that past performance is no guarantee of the results the Capital Appreciation Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the Capital Appreciation Fund compare to the capital appreciation market?

The following table compares the performance of each class of shares of the Capital Appreciation Fund with the performance of the S&P 400 which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 1998)


                           Since Inception        1 Year

Class A Shares              16.68%                13.86%

Class B Shares              18.41%                15.03%

S&P 400                     22.15%                19.10%

Class A and B Share returns are net of applicable Sales Charges.


                            INTERNATIONAL STOCK FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are seeking to diversify your domestic investments

o are seeking access to markets that can be less accessible to individual investors in the U.S.

o    are willing to accept high risk to achieve higher long-term growth

o    are seeking funds for the growth portion of an asset allocation program

                                       or

o    are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o    are investing with a shorter investment time horizon in mind

o    are uncomfortable with an investment whose value may vary substantially

o    are seeking income rather than capital gains

                                       or

o want to limit your exposure to foreign markets or currencies or income from foreign sources

INVESTMENT OBJECTIVE
What is this fund's goal?

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of CIMCO's portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus.

PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.


Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

o    Fluctuations in currency exchange rates.

o    Higher  trading  and  custody  charges   compared  to  securities  of  U.S.
     companies.

o Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

o Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

o    Potential political instability.

o Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.


The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in smaller companies involves a higher level of risk compared to larger, more established companies. Some small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

The fund allocates portions of its assets to one or more subadvisers to achieve a blend of suitable investments. Currently, at least two-thirds (66.67%) of the fund's assets are managed by a subadviser that focuses on acquiring relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those generally representative of the securities comprising the Morgan Stanley Capital International, Europe, Australia, and Far East ("EAFE") Index. This subadviser typically maintains this segment of the fund's portfolio in 30 to 45 such stocks which it believes have above average potential for capital appreciation. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Currently, the fund's remaining assets are managed by a subadviser that focuses on acquiring small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements. The percentage of assets allocated to any subadviser will vary depending upon CIMCO's perception of the relative attractiveness of the type of securities that the subadviser specializes in under current market conditions.


                   MEMBERS INTERNATIONAL STOCK FUND PERFORMANCE

                 How has the International Stock Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the International Stock Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns: Since Inception of 9.67% and 1998 6.79%]

              Best Calendar Quarter: 4th Q 98       14.61%
              Worst Calendar Quarter: 3rd Q 98     -14.41%


Please remember that past performance is no guarantee of the results the International Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the Fund achieved in the past.

How does the performance of the International Stock Fund compare to the international market?

The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCI EAFE Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 1998)


                             Since Inception            1 Year

Class A Shares               3.83%                     1.17%

Class B Shares               4.82%                     1.49%

MSCI EAFE                   21.24%                    20.34%

Class A and B Share returns are net of applicable Sales Charges.


EXPENSES
Fund investors pay various expenses, which are described in the tables below. Shareholder transaction expenses are paid from your account on a transaction by transaction basis and are not reflected in the fund's share price. Annual fund operating expenses are paid out of fund assets and are reflected in the share price. Actual expenses may be greater or less than those shown.

                        Shareholder Transaction Expenses

                                                                                         Growth   Capital
                                               CLASS    Cash                      High     and    Appre-    Int'l
                                                      Reserves  Bond   Balanced  Income  Income   ciation   Stock

Maximum sales charge (Load) on purchases        A      5.3%     4.3%     5.3%     4.3%    5.3%     5.3%     5.3%
(as a % of offering price)                      B      <------------------------------- None ------------------------------->

Maximum deferred sales charge (Load)            A      <------------------------------- None (1) ----------------------------->
                                                B      4.5%     4.5%     4.5%     4.5%    4.5%     4.5%     4.5%

     (1)Except for investments of $1,000,000 or more.  (See "How Sales Charges Are Calculated.")



                                Annual Fund Operating Expenses (as a percentage of average net assets)

                                                    CLASS A                                             CLASS B
                                            Service                                            Service
 FUNDS                Management    12b-1    Fee    Other     Total      Management    12b-1    Fee     Other     Total

 Cash Reserves           .40%       None     None    4.36%    4.76%         .40%       .75%     None     4.36%    5.51%


 Bond                    .50%       None     .25%    4.08%    4.83%         .50%       .75%     .25%     4.08%    5.58%


 Balanced                .65%       None     .25%    2.50%    3.40%         .65%       .75%     .25%     2.50%    4.15%


 High Income             .55%       None     .25%    2.72%    3.52%         .55%       .75%     .25%     2.72%    4.27%


 Growth & Income         .55%       None     .25%    1.61%    2.41%         .55%       .75%     .25%     1.61%    3.16%


 Capital Appreciation    .75%       None     .25%    2.28%    3.28%         .75%       .75%     .25%     2.28%    4.03%


 International Stock     1.05%      None     .25%    1.46%    2.76%         1.05%      .75%     .25%     1.46%    3.51%


The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations. The service fee is paid to the fund's distributor for account service and maintenance. Distribution or "12b-1" Fees (Class B only) are the fees each fund pays CUNA Brokerage Services, Inc. (CUNA Brokerage). This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers. These fees are paid out of the fund on an ongoing basis. Over time these fees will increase the cost of investment and may make the Class B charges more than the Class A charges.


The funds' investment adviser, CIMCO Inc. (CIMCO), has placed a "cap" on the funds' expenses by voluntarily agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. These capped expenses are shown in chart 2 of Appendix A. Any reimbursements made by CIMCO to a fund are subject to repayment by the fund within the subsequent 18 months, to the extent that the fund can make the repayment while remaining within its expense cap.


Examples

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.


The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%. Expense tables including expense waivers and reimbursements can be found on page 41.

Assuming gross expenses (without expense waivers and reimbursements) and that you redeemed your entire investment at the end of each period:



                                                Class A                                        Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   981       1887        2797        5092         997       1985        2915        5172
Bond                            893       1820        2751        5092        1004       2003        2944        5222
Balanced                        855       1519        2206        4019         867       1611        2320        4101
High Income                     769       1463        2178        4059         879       1645        2374        4202
Growth and Income               761       1242        1747        3131         769       1324        1854        3213
Capital Appreciation            843       1486        2151        3917         855       1577        2264        3999
International Stock             794       1341        1912        3456         804       1427        2022        3538


Assuming gross expenses (without expense waivers and reimbursements) and that you did not redeem your entire investment at the end of each period:

                                                   Class A                                   Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   981       1887        2797        5092         550       1640        2720        5172
Bond                            893       1820        2751        5092         556       1659        2750        5222
Balanced                        855       1519        2206        4019         417       1261        2120        4101
High Income                     769       1463        2178        4059         429       1295        2174        4202
Growth and Income               761       1242        1747        3131         319        974        1654        3213
Capital Appreciation            843       1486        2151        3917         405       1227        2064        3999
International Stock             794       1341        1912        3456         354       1077        1822        3538


These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.



RISK COMPARISON

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

[GRAPHIC: funds and other types of investments placed on a curve; x-axis labelled "Long Term Potential for Gains"; y-axis labelled "Short Term Risk (Volatility of Returns)." A footnote indicates that "`Junk' bonds, including those of the type in which the High Income Fund will invest, are relatively new types of investments. Over time, these investments may prove to have higher short term risk than is indicated above."]

This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.

Although each fund expects to pursue its investment objective using its primary investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.



YOUR ACCOUNT


The following pages describe how to open or add to an account and how to purchase or sell shares. However, a large part of this information will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your brokerage representative whenever you wish to buy, sell or transfer shares for your account. Regardless of the type of account, however, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.


Two classes of shares are currently available, Class A and Class B. Other share classes may be available through other distribution channels. Each Class has its own cost structure which allows you to choose the one that best meets your needs. For a description of the changes that are imposed on each class, please see the expense table earlier in this prospectus. The following pages describe the differences between the two classes of shares and tell you how you can get started investing with MEMBERS Mutual Funds.

Opening or Adding to an Account (applicable to all shareholders)

1. Carefully read this prospectus.

2. Determine how much you want to invest. Regardless of which class of shares you choose, your initial investment in MEMBERS Mutual Funds must meet certain minimum investment amounts.

The minimum investments are as follows:


Type of Account                         Initial Minimum       Subsequent Minimum
Non-retirement account                      $1,000                   $150
                                        ($250 per fund)         ($50 per fund)
Retirement account                           $500                    $150
                                        ($250 per fund)         ($50 per fund)
Systematic investment programs1
Twice Monthly(24 per year)                    $50                     $50
                                        ($50 per fund)          ($50 per fund)
Monthly                                       $50                     $50
                                        ($50 per fund)          ($50 per fund)
Bimonthly (every other month)                $100                    $100
                                        ($50 per fund)          ($50 per fund)
Quarterly                                    $150                    $150
                                        ($50 per fund)          ($50 per fund)


     (1)Systematic investment programs may be conducted on a twice monthly, monthly, bimonthly or quarterly basis, however the total annual deposits, regardless of frequency, must be at least $600.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or contact First Data Investor Services Group Inc. ("First Data"), the transfer agent for the MEMBERS Mutual Funds, at 1-800-877-6089.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.
Buying Shares (not applicable to shareholders who have a brokerage account) The following explains how to buy shares by check, wire, or phone.

Buying Shares (not applicable to shareholders who have a brokerage account)
The following explains how to buy shares by check, wire, or phone.
------------------------------------------------------- -----------------------------------------------------

                 OPENING AN ACCOUNT                                      ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------

                                                  BY CHECK
------------------------------------------------------- -----------------------------------------------------

Make out a check for the investment amount, payable     Make out a check for the investment amount, payable
to MEMBERS Mutual Funds.                                to MEMBERS Mutual Funds.
------------------------------------------------------- -----------------------------------------------------
Deliver the check and your completed application to     Fill out the detachable investment slip from an
your financial representative, or mail them to:         account statement.  If no slip is available,
                                                        include a note specifying the fund name, your share
   CUNA Brokerage Services, Inc.                        class, your account number and the name(s) in which
   2000 Heritage Way                                    the account is registered. Mail to:
   Waverly, IA 50677
   Attn: MEMBERS Mutual Funds                               MEMBERS Mutual funds
                                                            Post Office Box 60569
                                                            King of Prussia,  PA  19406-0569


-------------------------------------------------------------------------------------------------------------
                                                  BY WIRE
------------------------------------------------------- -----------------------------------------------------
Deliver your completed application to your financial    Instruct your credit union or other financial
representative, or mail it to:                          institution to wire the amount of your investment
   CUNA Brokerage Services, Inc.                        to Boston Safe Deposit & Trust:
   2000 Heritage Way                                    ABA# 011001234
   Waverly, IA 50677                                    FOR:  MEMBERS Mutual Funds
   Attn: MEMBERS Mutual Funds                           A/C 143286
                                                        FBO (Shareholder name and account number)

------------------------------------------------------- -----------------------------------------------------
Obtain your account number by calling your financial    Specify the fund name(s), your share class(es),
representative or MEMBERS Mutual Funds at               your account number(s), the name(s) in which the
1-800-877-6089.                                         account(s) is (are) registered, and the amount(s)
                                                        of your investment in each fund.

------------------------------------------------------- -----------------------------------------------------
Instruct your credit union or other financial
institution to wire the amount of your investment to
Boston Safe Deposit & Trust
ABA# 011001234
FOR:  MEMBERS Mutual Funds
A/C 143286
FBO (Shareholder name and account number)

-------------------------------------------------------------------------------------------------------------
                                                  BY PHONE
                      24 hours a day using your touch-tone phone, call 1-800-877-6089
------------------------------------------------------- -----------------------------------------------------
Not currently available.                                Verify that your credit union or other financial
                                                        institution is a member of the Automated Clearing
                                                        House (ACH) system.

------------------------------------------------------- -----------------------------------------------------
                                                        You are automatically eligible to purchase shares
                                                        by phone, upon set-up of ACH electronic funds
                                                        transfer, unless you indicate otherwise in the
                                                        account options section of your application.
------------------------------------------------------- -----------------------------------------------------
                                                        Call MEMBERS Mutual Funds at 1-800-877-6089 to
                                                        verify that these features are in place on your
                                                        account.
------------------------------------------------------- -----------------------------------------------------
                                                        Tell the MEMBERS Mutual Funds representative the
                                                        fund name(s), your share class(es), your account
                                                        number(s), the name(s) in which the account(s) is
                                                        (are) registered, and the amount(s) of your
                                                        investment in each fund.
------------------------------------------------------- -----------------------------------------------------
  Purchase orders accepted by the fund after 3:00 p.m. Central time will be processed using the next day's net asset value.



Sales Charges

The following explains how sales charges are calculated.

Class A Sales Charges

                                            Cash Reserves Fund
                                               Balanced Fund
                                          Growth and Income Fund
                                         Capital Appreciation Fund                              Bond Fund
      Purchase Payment                   International Stock Fund                           High Income Fund
                                     As a % of             As a % of Net            As a % of             As a % of Net
                                 Purchase Payment         Amount Invested       Purchase Payment         Amount Invested
        Under $50,000                  5.3%                    5.6%                   4.3%                    4.5%
     $50,000 to $99,999                4.3%                    4.5%                   3.8%                    4.0%
    $100,000 to $249,999               3.3%                    3.4%                   3.3%                    3.4%
    $250,000 to $499,999               2.3%                    2.4%                   2.3%                    2.4%
    $500,000 to $999,999               1.9%                    2.0%                   1.9%                    2.0%
   $1,000,000 and over(1)              None                    None                   None                    None


   (1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A Shares of over $1,000,000. The CDSC will be calculated as described below relating to the CDSC for Class B Shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

Class B Sales Charges

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within five years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Years After Purchase       1         2         3         4          5         6
CDSC                     4.5%      4.0%      3.5%      3.0%       2.0%      None

For purposes of computing this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.


For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                                          Price Per       Shares         Total         Account
         Date                       Action                  Share        Purchased      Shares          Value
  January 1, Year 1        Purchased shares                  $10            100           100          $1,000
  December 31, Year 1      Reinvested dividends              $15            10            110          $1,650
  January 1, Year 2        Purchased shares                  $15            100           210          $3,150
  December 31, Year 2      Reinvested dividends              $20            21            231          $4,620
  January 1, Year 3        Purchased shares                  $20            100           331          $6,620


Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,550 (100 shares appreciated from $10 to $20 per share; 110 shares appreciated from $15 to $20 per share; and 121 shares have not appreciated), dividends of $570 ($150 on 12/31 in Year 1 and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3). You would incur the following CDSC charges:


  Type of Shares Sold (in order)      Amount          CDSC (%)        CDSC ($)
  Share price increases               $1,550            None            None
  Dividends                           $  570            None            None
  Aged Shares (oldest sold first):
     Purchased January 1, Year 1      $1,000           3.5%(1)           $35
     Purchased January 1, Year 2      $  880(2)        4.0%(1)           $35
  Total                               $4,000          1.75%(3)           $70

     (1)  As a percentage of original purchase payment.

     (2) $620 of the original $1,500 purchase payment would remain available for redemption.

     (3)  As a percentage of the amount redeemed.

Certain withdrawals made through a Systematic Withdrawal Program are not subject to a CDSC. See "Additional Investor Services."

Other Expenses

Service Fees. Each fund, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage Services, Inc. (CUNA Brokerage), a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no dealer of record as partial consideration for its services with respect to shareholder accounts.


Distribution or "12b-1" Fees (Class B only). Each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B Shares of that fund. This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.


Sales Charge Reductions and Waivers

Class A Shares may be offered without front-end sales charges to various individuals and institutions, including:

o Trustees/directors, officers and employees of the CUNA Mutual Group or any of its affiliated companies (each, a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in the CUNA Mutual Group employee's household, and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

o  Registered representatives of CUNA Brokerage.

o Financial representatives utilizing fund shares in fee-based managed accounts under agreement with the MEMBERS Mutual Funds (wrap fee investors).

o Certain credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

o Certain defined benefit or defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule.

o Rights of Combination, you may combine certain Class A Shares, such as those held in multiple accounts or those owned by members of your immediate family, for purposes of calculating the sales charge. See the SAI for information on rights of combination.

o Rights of Accumulation, you may add the value of any Class A Shares you already own to the amount of your next purchase of Class A Shares for purposes of calculating the sales charge.

o Letter of Intention, you may purchase Class A Shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased by the reinvestment of dividends or other gains reinvested from one of the MEMBERS Mutual Funds or shares exchanged from one MEMBERS fund to another.

o Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the MEMBERS Mutual Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:

   1. You must request this waiver when you place your purchase order;
   2. You must have redeemed the shares of the other mutual fund within the past 60 days;
   3. If you purchased the shares of the other mutual fund in a lump sum purchase, you must have purchased such shares within the past 3 years; and
   4. If you purchased the shares of the other mutual fund in a systematic investment program, you must have begun such program within the past 5 years.

CUNA Brokerage may require evidence of your qualification for this waiver.

Selling Shares (not applicable to shareholders who have a brokerage account)

The following explains how to sell your shares by letter, phone or exchange. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent. Your order will be processed promptly.

     BY LETTER (available for accounts of any type and sales of any amount)

Write a letter of instruction indicating your account number(s), the fund name(s), your share class(es), the name(s) in which the account(s) is (are) registered and the dollar value or number of shares you wish to sell with respect to each fund.

------------------------------------ --------------------------------------------------------------------------------
If you are:                          To make a written request to sell shares, you must include:
------------------------------------ --------------------------------------------------------------------------------
An owner of an individual, joint,    o        Letter of instruction
sole proprietorship, UGMA/UTMA       o        On the letter, the signatures and titles of all persons authorized to
(custodial accounts for minors) or            sign for the account, exactly as the account is registered
a general partner account            o        Signature guarantee if applicable (see page 24)

------------------------------------ --------------------------------------------------------------------------------
An owner of a corporate or           o        Letter of instruction
association account                  o        Corporate resolution, certified within the past two years, specifying the individual(s) authorized to sell securities
                                     o        On the letter and the resolution, the signature of the person(s)
                                              authorized to sign for the account
                                     o        Signature guarantee if applicable (see page 24)

------------------------------------ --------------------------------------------------------------------------------
An owner or trustee of a trust       o        Letter of instruction containing the signature(s) of the trustee(s)
account                              o        If the names of all trustees are not registered on the account, please also  provide a copy of the
                                              trust  document  certified  within
                                              the  past six  months,  specifying
                                              the  individual(s)  authorized  to
                                              sell securities
                                     o        Signature guarantee if applicable (see page 24)

------------------------------------ --------------------------------------------------------------------------------
A joint  tenancy  shareholder  whose o        Letter  of  instruction  signed  by the surviving   tenant
co-tenant(s)   are  deceased         o        Certified  copy  of  death certificate(s) of the deceased co-tenant(s)
                                     o        Signature guarantee if applicable (see page 24)
------------------------------------ --------------------------------------------------------------------------------
An executor of a shareholder's       o        Letter of instruction signed by the executor
estate                               o        Copy of the order appointing the executor, certified within 60 days of receipt by MEMBERS Mutual Funds
                                     o        Signature guarantee if applicable (see page 24)
------------------------------------ --------------------------------------------------------------------------------
An administrator, conservator,       o Call MEMBERS Mutual Funds at 1-800-877-6089 for instructions guardian or other seller or the
owner of an account type not
listed above

Mail the materials to MEMBERS Mutual Funds using the address on page 29. A check will be mailed to the name(s) and address in which the account is registered.

In certain circumstances, you will need to make your request to sell shares in writing which may require additional documents with your request. In addition, you will need to obtain a "signature guarantee" if your address of record has changed within the past 30 days, you are selling more than $50,000 worth of shares, you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s), or for certain individual retirement account transactions (Call MEMBERS Mutual Funds at 1-800-877-6089). You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee.

      BY PHONE (available for most accounts and sales of up to $50,000)
     For automated service 24 hours a day using your touch-tone phone, call
                                 1-800-877-6089

If you want to be able to make redemptions by phone, you must either fill out the "Telephone Redemption" section of your new account application or complete additional forms to add it to an existing account. To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.


To place your redemption order, call MEMBERS Mutual Funds between 8 a.m. and 4 p.m. Central Standard Time. Redemption requests may be placed on all business days (excluding market holidays). Checks will be mailed the next business day after the redemption request is effective.

Amounts of $1,000 or more can be wired on the next business day, provided that you have preauthorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds.

The instructions for wiring funds must specify the fund name(s), your choice of share class(es), your account number(s), the name(s) in which the account(s) is
(are) registered, and the amount of your investment with respect to each fund. Your credit union or other financial institution may charge a fee to wire the funds.

If you are selling shares, you may request that the proceeds of the sale are wired to you, provided that you have preauthorized the wiring of funds and the necessary information is on file with MEMBERS Mutual Funds. Boston Safe Deposit & Trust will deduct a $10 fee from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.

Amounts of less than $1,000 may be sent by electronic funds transfer (EFT) or by check. Funds from EFT transactions are generally available by the second business day. Your credit union or other financial institution may charge a fee for this service.


    BY EXCHANGE (available for accounts of any type and sales of any amount)


Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.

Call your financial representative or MEMBERS Mutual Funds at 1-800-877-6089 to request an exchange.

      Redemption requests accepted by the fund after 3:00 p.m. Central time will be processed using the next day's net asset value.

General Policies

o Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, money orders, credit cards, credit card checks or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions.

o Valuation of Shares. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 p.m. Central time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. Central time will be processed using the next day's net asset value.

o Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC. Purchase orders and redemption requests will be executed at the price next determine after the order or request is received in good order by MEMBERS Mutual Funds.

o Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

o Telephone Transactions. For your protection, telephone request may be recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. MEMBERS Mutual funds is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired (if pre-authorized) to a credit union or other financial institution account.

o Exchanges. Within an account, you may exchange shares of one fund for shares of the same class of any other fund, generally without paying any additional sales charges. (Certain exchanges will incur small additional sales charges; see the SAI for more information on the exchange privilege.) Class B Shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.

o Year 2000. The MEMBERS funds, like all funds, could be adversely affected by computer systems that do not properly process date-related information on and after January 1, 2000. This is often referred to as "Year 2000" or "Y2K". While Year 2000 problems could have a negative effect on funds, CIMCO and its affiliated entities are working to avoid such problems. We are also obtaining assurances from service providers that they are taking similar steps. As a result of these efforts, it is not anticipated that you will experience negative affects on your investments from the Year 2000 transition.

o Euro Conversion. On January 1, 1999, the European Monetary Union ("EMU") plans to implement a new currency unit, the Euro. In effect, the Euro will become the official currency of the EMU and will replace the individual currencies previously used by countries such as Italy and France. It is expected that approximately 46% of the stock exchange capitalization of the entire European market may be reflected in Euros, and participating governments will issue their bonds in Euros. The implementation of the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength of other major currencies, including the U.S. dollar. It is not possible to accurately predict what effect, if any, the conversion to the Euro by the EMU will have on the operation of the accounts. However, to the extent that a fund such as the International Stock Fund invests in securities denominated by the Euro, the fund may be exposed to certain risks relating to the Euro conversion. For more detail please refer to the SAI.

o Householding. To save time, money and resources, MEMBERS intends to send only one copy of its reports to a household regardless of the number of investors at the household or the number of accounts held. However, any investor can obtain additional reports upon request to MEMBERS.

o Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

o Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any systematic reinvestment or transaction) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

o Small Accounts (Non-retirement Only). We reserve the right, and currently intend, to close any account (excluding systematic investment program accounts) that has had a balance of less than $1,000 for 18 consecutive months. Your account will not be closed if its drop in value is due to fund performance or the effects of sales charges. We will mail you the proceeds if your account is closed.

o Market Timing. To protect the interests of other investors in the fund, a fund may refuse any exchange order and may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Distributions and Taxes

The funds generally distribute most or all of their net earnings in the form of dividends and capital gains.

                           Timing of Dividend Payments

          Fund                  Dividends Declared             Dividends Paid
      Cash Reserves                    Daily                       Monthly
          Bond                         Daily                       Monthly
        Balanced                      Monthly                      Monthly
       High Income                     Daily                       Monthly
    Growth and Income                Quarterly                    Quarterly
  Capital Appreciation               Annually                     Annually
   International Stock               Annually                     Annually

Dividend Reinvestments. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if, for any reason, the check is not deliverable, your dividends will be reinvested and no interest will be paid on amounts represented by the check.

Taxability of Distributions. Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Any time you sell or exchange shares, it may result in you owing taxes. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. For more information on taxes generally, please refer to the SAI.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional Investor Services

Systematic Investment Program. You can set up regular investments from your paycheck or credit union or other financial institution account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments must be made at least once each quarter and can be as little as $50 per transaction ($50 minimum per fund). (Please see the table on page 18.) Systematic investments may be transacted twice monthly, monthly, bimonthly or quarterly. To take advantage of the systematic investment program, simply complete the appropriate parts of your account application or work with your financial representative.

Systematic Withdrawal Program. If your account balance is at least $5,000, you can make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or CUNA Brokerage.

Systematic Exchange Program. If your account balance is at least $5,000, you can exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchanges, and you can terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or work with your financial representative.

Retirement Plans. Shares of MEMBERS Mutual Funds can be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans and other pension and profit-sharing plans. Using these plans, you can open an account with either a minimum initial investment of $1,000 or by setting up a systematic investment program. To find out more, call your MEMBERS Mutual Funds representative at 1-800-877-6089.

Payment of Broker Account Fees. CUNA Brokerage charges its customers certain account fees, including an inactive account fee. If an investor maintains a CUNA Brokerage account with a $15,000 minimum monthly account balance in MEMBERS funds for each month of the calendar year, CIMCO agrees to pay the annual inactive account fee, out of its management fee, up to a limit of .10% of the amount invested in MEMBERS funds.

PORTFOLIO MANAGEMENT


The investment adviser for MEMBERS Funds is CIMCO Inc., 5910 Mineral Point Road, Madison, WI 53701-0391. CIMCO was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). CIMCO has over $7 billion of assets under management.


CIMCO employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation funds are managed by teams of portfolio managers employed by CIMCO.

As payment for its services as the investment adviser for the MEMBERS Mutual Funds, CIMCO receives a management fee based upon the assets of each fund. The management fee paid to CIMCO is computed and accrued daily and paid monthly, at the following annual rates:

         Cash Reserves Fund                                   0.40%
         Bond Fund                                            0.50%
         Balanced Fund                                        0.65%
         High Income Fund                                     0.55%
         Growth and Income Fund                               0.55%
         Capital Appreciation Fund                            0.75%
         International Stock Fund                             1.05%

CIMCO manages the assets of the High Income Fund and International Stock Fund using a "manager of managers" approach under which CIMCO may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more "specialist" subadvisers. CIMCO selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and CIMCO does not expect frequent changes in subadvisers.

CIMCO monitors the performance of each subadviser to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and CIMCO received an order of the Commission that permits the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.


As of the date of this prospectus, Massachusetts Financial Services Company ("MFS") is the only subadviser managing the assets of the High Income Fund. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were about $97.9 billion on behalf of over
3.7 million investor accounts as of December 31, 1998. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada.


As of the date of this prospectus, IAI International Limited ("IAI") in part and
Lazard  Asset   Management   ("Lazard")   in  part  manage  the  assets  of  the
International Stock Fund.

In addition to the International Stock Fund, IAI furnishes investment advice to other concerns, including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, and has total assets under management in excess of $6 billion. The ultimate corporate parent of IAI is Lloyds TSB Group plc, a publicly held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking.

Lazard began managing separate account international equity portfolios in 1985. Lazard has over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York based division of Lazard Freres & Co. LLC (Lazard Freres) a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard Freres established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard Freres. Lazard also works closely with Lazard Freres Gestion-Banque, based in Paris, which is affiliated with Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide.

You can reach MEMBERS Mutual Funds by calling 1-800-877-6089 on weekdays between the hours of 8:00 a.m. and 4:00 p.m. (CST).

All shareholder inquiries and          When using an overnight delivery
transaction requests should be         service, mail inquiries and requests to:
mailed to:


MEMBERS Mutual Funds                   First Data Investors Services Group, Inc.
Post Office Box 60569                  MEMBERS Mutual Funds
King of Prussia, PA 19406-0569         211 South Gulph Road
                                       King of Prussia, PA 19406


Use of Certain Brokers

CIMCO may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when CIMCO believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.

Compensation of Brokers and their Representatives

The MEMBERS Mutual Funds pay compensation to CUNA Brokerage for selling the funds' shares. CUNA Brokerage passes along a portion of this compensation to your financial representative. Additionally, CIMCO may pay CUNA Brokerage for certain account fees as described in the "Additional Investor Services" section.

Compensation payments originate from two sources: from sales charges (front-end sales charges for Class A Shares and CDSCs for Class B Shares) and from 12b-1 fees (for Class B Shares) that are paid by you, the investor, out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The sales charges and 12b-1 fees paid by investors are detailed in the section "Your Account -- How Sales Charges Are Calculated" earlier in this prospectus. The portions of these expenses that are reallowed to CUNA Brokerage are shown in the table below. From time to time, CIMCO, at its discretion, may reallow the entire sales charge as part of a sales promotion program.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and interest expenses.


        Amount of              Type             Sales Charge          Maximum
        Purchase                of                 Paid by          Reallowance
         Payment               Fund               Investors        or Commission

         CLASS A

                          Equity funds(1)           5.3%               5.0%
      $0 to $49,999
                          Income funds(2)           4.3%               4.0%

                          Equity funds(1)           4.3%               4.0%
   $50,000 to $99,999
                          Income funds(2)           3.8%               3.5%
  $100,000 to $249,999       All funds              3.3%               3.0%
  $250,000 to $499,999       All funds              2.3%               2.0%
  $500,000 to $999,999       All funds              1.9%               1.7%
  More than $1,000,000       All funds              1.0%(3)            0.8%(4)
         CLASS B
       All amounts           All funds              4.5%(5)            4.0%


(1) Cash  Reserves  Fund,   Balanced  Fund,  Growth  and  Income  Fund,
    Capital Appreciation Fund, and International Stock Fund.
(2) Bond Fund and High Income Fund.
(3) Maximum CDSC on A Shares sold without payment of sales charges.
(4) The maximum reallowance or commission on A share purchases over $3,000,000 is 0.5%.
(5) Maximum  CDSC on B  Shares.


Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

         Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                       Cash Reserves Fund
                                                                                                --------------------------------
                                                                                                 Class A                 Class B
                                                                                               ----------              ----------
                                                                                                 Period                  Period
                                                                                                  Ended                   Ended
                                                                                               10/31/98(a)            10/31/98(a)
                                                                                             ------------            ------------

Net Asset Value, Beginning of Period                                                           $       1.00          $       1.00
   Income from Investment Operations:
     Net investment income                                                                             0.04                  0.03
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.04                  0.03
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.04)                (0.03)
                                                                                                   ---------             ---------
       Total distributions                                                                            (0.04)                (0.03)
                                                                                                   ---------             ---------
Net increase in net asset value                                                                         --                    --
                                                                                                   ---------             ---------
Net Asset Value, End of Period                                                                  $      1.00          $       1.00
                                                                                                   =========             =========

Total Return2+                                                                                         4.21%                 3.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $   4,339              $    894
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       4.76%                 5.51%
   After reimbursement of expenses by Adviser1                                                         0.55%                 1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        0.67%                (0.08)%
   After reimbursement of expenses by Adviser1                                                         4.88%                 4.13%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Cash  Reserves  Fund  Class A and  Cash  Reserves  Fund  Class B  commenced investment operations on December 29, 1997.


     Financial Highlights for a Share Outstanding during the period ended October 31, 1998
                                                                                                          Bond Fund
                                                                                              --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                    Ended                Ended
                                                                                                 10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.45                  0.39
     Net realized and unrealized gain on investments                                                   0.14                  0.14
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.59                  0.53
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.45)                (0.39)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.45)                (0.39)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.14                  0.14
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.14          $      10.14
                                                                                                  =========             =========

Total Return2+                                                                                         6.08%                 5.36%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                           $      4,797             $   2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       4.83%                 5.58%
   After reimbursement of expenses by Adviser1                                                         0.60%                 1.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        1.14%                 0.39%
   After reimbursement of expenses by Adviser1                                                         5.37%                 4.62%
Portfolio Turnover                                                                                       95%                   95%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Bond Fund Class A and Bond Fund Class B commenced  investment  operations on December 29, 1997.


     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                        Balanced Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.21                  0.14
     Net realized and unrealized gain on investments                                                   0.68                  0.68
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.89                  0.82
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.21)                (0.14)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.21)                (0.14)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.68                  0.68
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.68          $      10.68
                                                                                                  =========             =========

Total Return2+                                                                                         8.92%                 8.24%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  15,670             $   7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.40%                 4.15%
   After reimbursement of expenses by Adviser1                                                         1.10%                 1.85%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        0.23%                (0.52)%
   After reimbursement of expenses by Adviser1                                                         2.53%                 1.78%
Portfolio Turnover                                                                                       60%                   60%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Balanced  Fund  Class A and  Balanced  Fund  Class B  commenced  investment operations on December 29, 1997.


     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                      High Income Fund
                                                                                              --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                   Ended                Ended
                                                                                                10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.61                  0.55
     Net realized and unrealized (loss) on investments                                                (1.15)                (1.15)
                                                                                                  ---------             ---------
       Total from investment operations                                                               (0.54)                (0.60)
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.61)                (0.55)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.61)                (0.55)
                                                                                                  ---------             ---------
Net decrease in net asset value                                                                       (1.15)                (1.15)
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $       8.85          $       8.85
                                                                                                  =========             =========

Total Return2+                                                                                        (5.78)%               (6.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $   6,045             $   3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.52%                 4.27%
   After reimbursement of expenses by Adviser1                                                         1.00%                 1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        4.95%                 4.20%
   After reimbursement of expenses by Adviser1                                                         7.47%                 6.72%
Portfolio Turnover                                                                                       56%                   56%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    High Income  Fund Class A and High Income Fund Class B commenced  investment operations on December 29, 1997.



     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                      Growth and Income Fund
                                                                                                --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                    Ended                Ended
                                                                                                 10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.07                  0.01
     Net realized and unrealized gain on investments                                                   0.89                  0.89
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.96                  0.90
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.07)                (0.01)
     Distributions in excess of net investment income                                                 (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.08)                (0.02)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.88                  0.88
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.88          $      10.88
                                                                                                  =========             =========

Total Return2+                                                                                         9.57%                 8.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  11,169             $  14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       2.41%                 3.16%
   After reimbursement of expenses by Adviser1                                                         1.00%                 1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (0.60)%               (1.35)%
   After reimbursement of expenses by Adviser1                                                         0.81%                 0.06%
Portfolio Turnover                                                                                        5%                    5%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Growth and Income  Fund Class A and Growth and Income Fund Class B commenced investment operations on December 29, 1997.



     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                  Capital Appreciation Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income (loss)                                                                      0.01                 (0.02)
     Net realized and unrealized gain on investments                                                   1.04                  1.01
                                                                                                  ---------             ---------
       Total from investment operations                                                                1.05                  0.99
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions in excess of net investment income                                                 (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.01)                (0.01)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        1.04                  0.98
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      11.04          $      10.98
                                                                                                  =========             =========

Total Return2+                                                                                        10.51%                 9.91%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  13,410             $   7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.28%                 4.03%
   After reimbursement of expenses by Adviser1                                                         1.20%                 1.95%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (1.97)%               (2.72)%
   After reimbursement of expenses by Adviser1                                                         0.11%                (0.64)%
Portfolio Turnover                                                                                       10%                   10%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Capital Appreciation Fund Class A and Capital Appreciation Fund Class B commenced investment operations on December 29, 1997.


     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                   International Stock Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.08                  0.03
     Net realized and unrealized gain on investments                                                   0.27                  0.26
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.35                  0.29
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.01)                (0.01)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.34                  0.28
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.34          $      10.28
                                                                                                  =========             =========

Total Return2+                                                                                         3.60%                 2.90%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  27,656             $   1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       2.76%                 3.51%
   After reimbursement of expenses by Adviser1                                                         1.60%                 2.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (0.01)%               (0.76)%
   After reimbursement of expenses by Adviser1                                                         1.15%                 0.40%
Portfolio Turnover                                                                                       60%                   60%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    International Stock Fund Class A and International Stock Fund Class B commenced investment operations on
       December 29, 1997.

                                   APPENDIX A
                                     CHART 1

                       Investment Adviser Past Performance

The performance data set forth below relates to the historic performance of the similarly managed funds of the Ultra Series Fund (the "USF Funds") for the periods indicated. The USF Funds are variable insurance products funds that have investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Funds. They have been managed by members of CIMCO's portfolio management team who also manage the MEMBERS Funds. Similar performance data is also set forth below regarding the MFS(R) High Income Fund. The MFS(R) High Income Fund is an open-ended mutual fund that is managed by the same portfolio management team that provides subadvisory services for the MEMBERS High Income Fund. The investment objectives, policies, strategies and risks are substantially similar between the two funds. The performance data is provided to illustrate the past performance of the investment teams in managing substantially similar investment portfolios and does not represent the performance of the MEMBERS Funds. Investors should not consider this performance data as an indication of future performance of the MEMBERS Funds.

The performance data was calculated after deducting all fees and charges actually incurred by the USF Funds and MFS(R) Fund. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates and MFS absorbed certain expenses for the funds. If the funds paid these expenses, the performance shown would have been less favorable.

                    Ultra Series Money Market Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:
8.39 for 89,  7.53 for 90,  5.36 for 91,  3.05 for 92, 2.86 for 93, 3.34 for 94,
5.21 for 95, 5.17 for 96, 4.75 for 97, and 5.12 for 98.]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 1998)

                             ONE-YEAR     FIVE-YEAR    TEN-YEAR
USF MONEY MARKET FUND          5.12%        4.79%        5.15%

90-DAY U.S. TREASURY BILL      5.05%        5.10%        5.44%

        BEST CALENDAR QUARTER: 2ND Q 89              2.31%
        WORST CALENDAR QUARTER: 2ND Q 93             0.60%

                       Ultra Series Bond Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:
11.74 for 89, 7.41 for 90, 14.70 for 91, 6.47 for 92, 8.87 for 93, -3.06 for 94,
16.37 for 95, 2.86 for 96, 7.45 for 97, and 6.19 for 98.]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 1998)

                          ONE-YEAR      FIVE-YEAR      TEN-YEAR
USF BOND FUND               6.19%          5.77%          7.77%

LEHMAN BROS. INT. GOV./
   CORP. BOND INDEX         8.42%          6.59%          8.51%

        BEST CALENDAR QUARTER: 2ND Q 89              5.94%
        WORST CALENDAR QUARTER: 1ST Q 94            -2.50%

                     Ultra Series Balanced Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:
18.03 for 89, 3.75 for 90,  18.53 for 91, 6.85 for 92,  10.47 for 93,  -0.46 for
94, 22.27 for 95, 10.79 for 96, 16.87 for 97, and 13.40 for 98.]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 1998)

                          ONE-YEAR       FIVE-YEAR      TEN-YEAR
USF BALANCED FUND          13.40%         12.30%         11.83%

BLENDED INDEX*             17.26%         14.17%         12.94%

        BEST CALENDAR QUARTER: 4TH Q 98             11.43%
        WORST CALENDAR QUARTER: 3RD Q 90            -5.69%

*The compartive index is a blend of the S&P 500 (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

                      MFS(R) High Income Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:
-1.98 for 89,  16.73 for 90, 48.90 for 91, 17.05 for 92, 19.41 for 93, -2.63 for
94, 17.15 for 95, 12.56 for 96, 12.86 for 97, and 0.98 for 98.]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 1998)

                          ONE-YEAR       FIVE-YEAR    TEN-YEAR
MFS(R) HIGH INCOME
   FUND CLASS A             0.98%          7.91%          9.53%

LEHMAN BROTHERS
   HIGH YIELD INDEX        12.77%         11.65%         11.65%

        BEST CALENDAR QUARTER: 1ST Q 91             20.69%
        WORST CALENDAR QUARTER: 3RD Q 98            -7.78%


              Ultra Series Growth and Income Stock Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:
24.37 for 89, -1.98 for 90,  25.66 for 91, 7.66 for 92,  13.77 for 93,  1.42 for
94, 31.75 for 95, 22.02 for 96, 31.42 for 97, and 17.94 for 98.]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 1998)

                          ONE-YEAR       FIVE-YEAR      TEN-YEAR
USF GROWTH AND
   INCOME STOCK FUND       17.94%         20.37%         16.84%

S&P 500
   (LARGE CAP INDEX)       28.60%         24.05%         19.18%

        BEST CALENDAR QUARTER: 4TH Q 98             17.81%
        WORST CALENDAR QUARTER: 3RD Q 90           -13.69%

            Ultra Series Capital Appreciation Stock Fund Performance

[GRAPHIC: bar chart showing the total returns for the past five years as follows: 5.44 for 94, 30.75 for 95, 21.44 for 96, 31.57 for 97, and 20.91 for
98.]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 1998)

                            ONE-YEAR      FIVE-YEAR(1)  TEN-YEAR
USF CAPITAL APPRE-
   CIATION STOCK FUND        20.91%        21.64%          N/A

S&P 400 (MID-CAP INDEX)      19.10%        18.84%        19.26%

        BEST CALENDAR QUARTER: 4TH Q 98             20.84%
        WORST CALENDAR QUARTER: 3RD Q 98           -12.04%

(1) The fund began operations on January 3, 1994. 1994 data is for the period from January 3 through December 31, 1994.


                                     CHART2

                     CURRENT ANNUAL FUND OPERATING EXPENSES

As indicated earlier in the prospectus, CIMCO has placed a "cap" on the funds' expenses. The chart below shows the maximum charge you could bear while this expense cap arrangement is in place.


 Current Annual Fund Operating Expenses After Expense Waivers and Reimbursements

                     (as a percentage of average net assets)

                                   CLASS A                                            CLASS B

                                            Service                                            Service
 FUNDS                Management    12b-1     Fee   Other     Total      Management    12b-1     Fee     Other    Total
 Cash Reserves           .40%       None     None    .15%     .55%          .40%       .75%     None     .15%     1.30%
 Bond                    .50%       None     .25%    .15%     .90%          .50%       .75%     .25%     .15%     1.65%
 Balanced                .65%       None     .25%    .20%     1.10%         .65%       .75%     .25%     .20%     1.85%
 High Income             .55%       None     .25%    .20%     1.00%         .55%       .75%     .25%     .20%     1.75%
 Growth & Income         .55%       None     .25%    .20%     1.00%         .55%       .75%     .25%     .20%     1.75%
 Capital Appreciation    .75%       None     .25%    .20%     1.20%         .75%       .75%     .25%     .20%     1.95%
 International Stock     1.05%      None     .25%    .30%     1.60%         1.05%      .75%     .25%     .30%     2.35%


Although CIMCO intends to continue to reimburse the funds in this way for the foreseeable future, there is no guarantee that it will do so. Additionally, CIMCO waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee was deducted, returns would be lower.


                                     CHART3

                    EXPENSES AFTER WAIVERS AND REIMBURSEMENTS

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated with the expenses charged after waivers and reimbursements. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%.

Assuming operating expenses after expense waivers and reimbursements and that you redeemed your entire investment at the end of each period:


                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   583        697         821        1183         582         762        913        1264
Bond                            518        705         907        1490         618         870       1097        1661
Balanced                        636        861        1104        1799         638         932       1201        1881
High Income                     528        735         959        1602         628         901       1149        1771
Growth and Income               627        832        1053        1690         628         901       1149        1771
Capital Appreciation            646        891        1155        1907         648        962        1252        1989
International Stock             684       1008        1355        2329         688       1083        1455        2412


Assuming operating expenses after expense waivers and reimbursements and that you did not redeem your entire investment at the end of each period:


                                               Class A                                        Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10
Cash Reserves                   583        697         821        1183         132        412         713        1264
Bond                            518        705         907        1490         168        520         897        1661
Balanced                        636        861        1104        1799         188        582        1001        1881
High Income                     528        735         959        1602         178        551         949        1771
Growth and Income               627        832        1053        1690         178        551         949        1771
Capital Appreciation            646        891        1155        1907         198        612        1052        1989
International Stock             684       1008        1355        2329         238        733        1255        2412


                       STATEMENT OF ADDITIONAL INFORMATION



                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705






             This is not a prospectus. This statement of additional information should be read in conjunction with the prospectus for the MEMBERS Mutual Funds, which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, dated February 1999, call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 60569, King of Prussia, PA 19406-0569.



                               February 24, 1999

TABLE OF CONTENTS                                                        Page


GENERAL INFORMATION........................................................1

INVESTMENT PRACTICES.......................................................1
         Lending Portfolio Securities......................................1
         Restricted and Illiquid Securities................................1
         Options on Securities and Securities Indices......................2
         Futures Contracts and Options on Futures Contracts................5
         Foreign Transactions..............................................8
         Certain Bond Fund Practices......................................14
         Lower-Rated Corporate Debt Securities............................14
         Other Debt Securities............................................15
         Convertible Securities...........................................17
         Repurchase Agreements............................................18
         Reverse Repurchase Agreements....................................18
         Government Securities............................................19
         Forward Commitment and When-Issued Securities....................19
         Mortgage-Backed and Asset-Backed Securities......................19
         Other Securities Related to Mortgages............................20
         Real Estate Investment Trusts....................................23
         Practices that are Authorized but not Presently Employed.........24
         Types of Investment Risk.........................................24
         Higher-Risk Securities and Practices.............................26

INVESTMENT LIMITATIONS....................................................30

TEMPORARY DEFENSIVE POSITIONS.............................................31

PORTFOLIO TURNOVER........................................................31

MANAGEMENT OF THE TRUST...................................................31
         Trustees and Officers............................................32
         Trustee Compensation.............................................33

Sales Load Waivers for Certain Affiliated Persons of the Trust............33

Control Persons and Principal Holders of the Trust's Securities...........34

PORTFOLIO MANAGEMENT......................................................35
         The Management Agreement with CIMCO Inc..........................35
         CIMCO Inc........................................................36
         The Management Agreements with Subadvisers.......................37
         The Subadviser for the High Income Fund..........................37
         The Subadvisers for the International Stock Fund.................38

DISTRIBUTION (12b-1) PLANS AND AGREEMENT..................................38

TRANSFER AGENT............................................................39

CUSTODIAN.................................................................40

INDEPENDENT AUDITORS......................................................40

BROKERAGE.................................................................40

HOW SECURITIES ARE OFFERED................................................42
         Shares of Beneficial Interest....................................42
         Voting Rights....................................................42
         Limitation of Shareholder Liability..............................43
         Limitation of Trustee and Officer Liability......................43
         Limitation of Interseries Liability..............................43

MORE ABOUT PURCHASING AND SELLING SHARES..................................44
         Offering Price...................................................44
         Initial Sales Charge on Class A Shares...........................44
         Deferred Sales Charge on Class B Shares..........................45
         Special Redemptions..............................................47

NET ASSET VALUE OF SHARES.................................................47
         Cash Reserves Fund...............................................48
         Valuation Procedures.............................................49

ADDITIONAL INVESTOR SERVICES AND PROGRAMS.................................49
         Systematic Investment Program....................................49
         Systematic Withdrawal Program....................................50
         Exchange Privilege and Systematic Exchange Program...............50
         Reinstatement or Reinvestment Privilege..........................51

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................51
         Options and Futures Transactions.................................53
         Straddles........................................................54
         Distributor......................................................55

CALCULATION OF YIELDS AND TOTAL RETURNS...................................55
         Cash Reserves Fund Yields........................................55
         Other Fund Yields................................................56
         Average Annual Total Returns.....................................57
         Other Total Returns..............................................58

LEGAL COUNSEL.............................................................58

FINANCIAL STATEMENTS......................................................58

GENERAL INFORMATION

The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of seven separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The seven funds are: Cash Reserves, Bond, Balanced, High Income, Growth and Income, Capital Appreciation and International Stock.

The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES

MEMBERS Mutual Funds is a diversified open-end management investment company consisting of seven individual investment portfolio or funds, each with its own investment objective and policies. The prospectus describes the investment objective and policies of each of the seven funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

Lending Portfolio Securities

All funds, except the Cash Reserves Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, CIMCO Inc. ("CIMCO"), to be creditworthy and will not be made unless, in CIMCO's judgment, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities

Each fund may invest in illiquid securities up to the percentage limits described on page 25 (Higher risk securities and practice table). CIMCO or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock Fund and the High Income Fund of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Options on Securities and Securities Indices

Writing  Options.  All of the funds  (except the Cash  Reserves  Fund) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the Cash Reserves Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. The funds (other than the Cash Reserves Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The Bond, Balanced, and High Income Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Bond, Balanced, or High Income Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the Cash Reserves Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the Cash Reserves Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Transactions

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs, and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the Cash Reserves Fund may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. The High Income and International Stock Funds may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the High Income and International Stock Funds' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, CIMCO and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions Generally. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The High Income and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The High Income and International Stock Funds may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index Futures and Related Options" above for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The High Income Fund and International Stock Fund may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher Risk Securities and Practices" chart for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income Fund and International Stock Fund may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income Fund or International Stock Fund would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

Certain Bond Fund Practices

The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond Fund and Balanced Fund will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond Fund or Balanced Fund in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Non-Investment Grade Securities" below for a description of these securities and their attendant risks and "Ratings" below for a description of the rating categories.

All three Bond Funds may also invest in debt options, interest rate futures contracts, and options on interest rate futures contracts, and may utilize interest rate futures and options to manage the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond Fund and Balanced Fund will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The High Income Fund may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no Bond Fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

Lower-Rated Corporate Debt Securities

As described in the prospectus, each fund, other than the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poors or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). (See "Ratings" below for a description of the rating categories.)

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Other Debt Securities

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S.
Government.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The High Income Fund may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until matured.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the High Income Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Convertible Securities

The Balanced, High Income, Growth and Income, Capital Appreciation and International Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

Government Securities

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage-Backed and Asset-Backed Securities

The Bond, Balanced, High Income and Growth and Income Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

The Cash Reserves Fund and Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the Cash Reserves Fund and Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by CIMCO or its affiliates.

Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The High Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities. Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The High Income Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The High Income Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The High Income Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The High Income Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the High Income Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Mortgage Dollar Rolls. The High Income Fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Real Estate Investment Trusts

The Bond, Balanced, High Income and Growth and Income Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

Practices that are Authorized but not Presently Employed

No fund (other than the International Stock Fund) has a current intention of investing in options, financial futures, stock index futures and related options in the foreseeable future. No fund has a current intention of engaging in the lending of portfolio securities in the foreseeable future. If any fund uses one of these practices in the foreseeable future, no more than 10% of the fund's total assets will be at risk thereby.

All of the funds may invest in foreign securities, although only the International Stock Fund and the High Income Fund are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.

If a fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

Types of Investment Risk

Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result.
This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

Higher-Risk Securities and Practices

-------------------------------- ---------------------------------------------------- ------------------------------

Security or Practice             Description                                          Related Risks
-------------------------------- ---------------------------------------------------- ------------------------------

American Depository Receipts     ADRs are receipts typically issued by a U.S.         Market, currency,
(ADRs)                           financial institution which evidence ownership of    information, natural event,
                                 underlying securities of foreign corporate           and political risks (i.e.,
                                 issuers.  Generally, ADRs are in registered form     the risks of foreign
                                 and are designed for trading in U.S. markets.        securities).
-------------------------------- ---------------------------------------------------- ------------------------------
Asset-Backed Securities          Securities backed by pools of commercial and/or      Credit, extension,
                                 consumer loans such as motor vehicle installment     prepayment, and interest
                                 sales, installment loan contracts, leases of         rate risks.
                                 various types of real and personal property,
                                 receivables from revolving credit (i.e., credit
                                 card) agreements and other categories of
                                 receivables.
-------------------------------- ---------------------------------------------------- ------------------------------
Borrowing                        The borrowing of money from financial institutions   Leverage and credit risks.
                                 or through reverse repurchase agreements.
-------------------------------- ---------------------------------------------------- ------------------------------
Emerging Market   Securities     Any  foreign   securities primarily traded on        Credit,  market,  currency,
                                 exchanges  located  in or issued  by  companies      information,  liquidity,
                                 organized or primarily operating in countries that   interest  rate, valuation,
                                 are considered lesser developed than countries       natural event, and political
                                 like the U.S., Australia, Japan, or those of         risks.
                                 Western Europe.
-------------------------------- ---------------------------------------------------- ------------------------------
European and Global Depository   EDRs and GDRs are receipts evidencing an             Market, currency,
Receipts (EDRs and GDRs)         arrangement with a non-U.S. financial institution    information, natural event,
                                 similar to that for ADRs and are designed for use    and political risks (i.e.,
                                 in non-U.S. securities markets.  EDRs and GDRs are   the risks of foreign
                                 not necessarily quoted in the same currency as the   securities).
                                 underlying security.
-------------------------------- ---------------------------------------------------- ------------------------------
Foreign Money Market Securities  Short-term debt obligations issued either by         Market, currency,
                                 foreign financial institutions or by foreign         information, interest rate,
                                 branches of U.S. financial institutions or foreign   natural event, and political
                                 issuers.                                             risks.
-------------------------------- ---------------------------------------------------- ------------------------------
Foreign Securities               Securities issued by companies organized or whose    Market, currency,
                                 principal operations  are outside the U.S.,          information, natural event,
                                 securities  issued by companies whose securities     and political risks.
                                 are principally traded outside the U.S., or
                                 securities denominated or quoted in foreign
                                 currency.  The term "foreign securities" includes
                                 ADRs,  EDRs,  GDRs,  and foreign  money  market
                                 securities.
-------------------------------- ---------------------------------------------------- ------------------------------
Forward Foreign Currency         Contracts involving the right or obligation to buy   Currency, liquidity, and
Exchange Contracts               or sell a given amount of foreign currency at a      leverage risks.  When used
                                 specified price and future date.                     for hedging, also has
                                                                                      hedging, correlation, and
                                                                                      opportunity risks.  When
                                                                                      used speculatively, also has
                                                                                      speculation risks.
-------------------------------- ---------------------------------------------------- ------------------------------
Futures Contracts (including     In general, an agreement to buy or sell a specific   Interest rate, currency,
financial futures contracts)     amount of a commodity, financial instrument, or      market, hedging or
                                 index at a particular price on a stipulated future   speculation, leverage,
                                 date. Financial futures contracts include interest   correlation, liquidity,
                                 rate futures contracts, securities index futures     credit, and opportunity
                                 contracts,   and  currency  futures  contracts.
                                 Unlike  risks.  an option,  a futures  contract
                                 obligates  the  buyer to buy and the  seller to
                                 sell  the  underlying  commodity  or  financial
                                 instrument at the agreed-upon price and date or
                                 to pay or receive  money in an amount  equal to
                                 such price.
-------------------------------- ---------------------------------------------------- ------------------------------
Illiquid Securities              Any investment that may be difficult or impossible   Liquidity,  valuation and
                                 to sell at the time the fund would like to sell it   market risks.
                                 for the price at which the fund values it.
-------------------------------- ---------------------------------------------------- ------------------------------
Mortgage-Backed Securities       Securities backed by pools of mortgages, including   Credit, extension,
                                 passthrough certificates, PACs, TACs,                prepayment, and interest
                                 collateralized mortgage obligations (CMOs), and      rate risks.
                                 when available, pools of mortgage loans generated
                                 by credit unions.
-------------------------------- ---------------------------------------------------- ------------------------------
Non-Investment Grade Securities  Investing in debt securities rated below BBB/Baa     Credit, market, interest
                                 (i.e., "junk" bonds).                                rate, liquidity, valuation,
                                                                                      and information risks.
-------------------------------- ---------------------------------------------------- ------------------------------
Options (including options       In general, an option is the right to buy (called    Interest rate, currency,
on financial futures contracts)  a "call") or sell (called a "put") property for an   market, hedging or
                                 agreed-upon price at any time prior to an            speculation, leverage,
                                 expiration date. Both call and put options may be    correlation, liquidity,
                                 either written (i.e., sold) or purchased on          credit, and opportunity
                                 securities, indices, interest rate futures           risks.
                                 contracts, index futures contracts, or currency
                                 futures contracts.
-------------------------------- ---------------------------------------------------- ------------------------------
Repurchase Agreements            The purchase of a security that the issuer agrees    Credit risk.
                                 to buy back later at the same price plus interest.
-------------------------------- ---------------------------------------------------- ------------------------------
Restricted Securities            Securities originally issued in a private            Liquidity, valuation, and
                                 placement rather than a public offering.  These      market risks.
                                 securities often cannot be freely traded on the
                                 open market.
-------------------------------- ---------------------------------------------------- ------------------------------
Reverse Repurchase Agreements    The lending of short-term debt securities; often     Leverage and credit risks.
                                 used to facilitate borrowing.
-------------------------------- ---------------------------------------------------- ------------------------------
Securities Lending               The lending of securities to financial               Credit risk.
                                 institutions, which provide cash or government
                                 securities as collateral.
-------------------------------- ---------------------------------------------------- ------------------------------
Shares of Other Investment       The purchase of shares issued by other investment    Market risks and the
Companies                        companies.  These investments are subject to the     layering of fees and
                                 fees and expenses of both the MEMBERS Mutual Funds   expenses.
                                 and the other investment company.
-------------------------------- ---------------------------------------------------- ------------------------------
Short-Term Trading               Selling a security soon after purchase or            Market risk.
                                 purchasing  it soon  after  it was sold (a fund
                                 engaging  in short-term  trading  will  have
                                 higher turnover and transaction expenses).
-------------------------------- ---------------------------------------------------- ------------------------------
Smaller Capitalization           The purchase of securities issued by a company       Market risk.
Companies                        with a market capitalization (i.e., the price per
                                 share of its common stock multiplied by the number
                                 of shares of common stock outstanding) of less
                                 than $1 billion.
-------------------------------- ---------------------------------------------------- ------------------------------
When-Issued  Securities  and      The purchase or sale of securities for delivery at  Market,  opportunity,  and
Forward  Commitments              a future date;  market value may change before      leverage risks.
                                  delivery.
-------------------------------- ---------------------------------------------------- ------------------------------

Higher Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
                                                                                                Growth     Capital
                                                      Cash                            High        and       Appre-    Int'l
                                                    Reserves     Bond    Balanced    Income      Income    ciation    Stock
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Investment Practices
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Borrowing; Reverse Repurchase Agreements              30         30         30        30         30         30         30
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Repurchase Agreements                                  *          *         *          *          *          *          *
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Securities Lending                                     X         30         30        30         30         30         30
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Short-term Trading                                     *          *         *          *          *          *          *
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
When-Issued Securities; Forward Commitments           25         25         25        25         25         25         25
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Conventional Securities
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Shares of Other Investment Companies                   X        10**       10**      10**       10**       10**       10**
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Non-Investment Grade Securities                        X         20         10         *          5          5          5
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Foreign Securities                                   25(1)       20         25        50         25         25          *
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Emerging Market Securities                             X         10         10        25          X          X         25
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Illiquid Securities(2)                                10         15         15        15         10         10         15
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Restricted Securities                                25**        15         15       30**        10         10         15
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Mortgage-backed Securities; REITs                      X         30         15        30         10          X          X
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Derivative Securities and Contracts
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Options and Futures Contracts
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
o  Options on Securities or Indices                    X        10**       10**      10**       10**       10**        10
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
o  Futures Contracts(3)                                X         5**       5**        5**        5**        5**         5
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
o  Options on Futures Contracts(3)                     X        10**       10**      10**       10**       10**        10
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------
Forward Foreign Currency Exchange Contracts            X          X         X         10          X          X         10
-------------------------------------------------- ---------- ---------- --------- ---------- ---------- ---------- ----------

     (1) U.S.  Dollar-denominated  foreign  money market  securities  only.
     (2) Numbers in this row refer to net, rather than total,  assets.
     (3) Financial futures contracts and related options only.

Legend

30       A number indicates the maximum percentage of total assets (but see note
         2) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4) make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:

         Cash Reserves Fund         25%, but limited to U.S. dollar denominated
                                         foreign money market securities
         Bond Fund                  20%
         Balanced Fund              25%
         High Income Fund           50%
         Growth and Income Fund     25%
         Capital Appreciation Fund  25%
         International Stock Fund   100%

(3) purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves, Growth and Income, and Capital Appreciation Funds) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Cash Reserves Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.

Each fund (other than the Cash Reserves Fund) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. The Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund.
Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less).

MANAGEMENT OF THE TRUST

MEMBERS Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.

The board, from time to time, may include individuals who may be deemed to be affiliated persons of CIMCO, the fund's adviser. At all times, however, the majority of board members will not be affiliated with CIMCO or the funds.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.

Trustees and Officers

  Name, Address                       Position(s) Held            Principal Occupation
  and Age                             with the Fund               During Past Five Years

Michael S. Daubs*                     Trustee (Chairman)         CIMCO Inc.
5910 Mineral Point Road               1997 - Present             President, 1982 - Present
Madison, WI 53705
Age - 55                                                         CUNA Mutual Insurance Society
                                                                 Chief Officer - Investments
                                                                 1990 - Present

                                                                 CUNA Mutual Life Insurance Company
                                                                 Chief Officer - Investments
                                                                 1973 - Present

Lawrence R. Halverson*                Trustee, President and     CIMCO Inc.
5910 Mineral Point Road               Principal Executive        Senior Vice President, 1996 - Present
Madison, WI 53705                     Officer                    Vice President, 1987 - 1996
Age - 53                              1997 - Present             Secretary, 1992 - Present

                                                                 CUNA Brokerage Services, Inc.
                                                                 President
                                                                 1996 - 1998

Scott R. Powell*                      Vice President and         CIMCO Inc.
5910 Mineral Point Road               Secretary                  Vice President - Sales, Marketing, & Client Services
Madison, WI 53705                     1998 - Present             1998 - Present
Age - 36                                                         Investment Officer - Mutual Funds, 1997 - 1998
                                      Secretary and Treasurer    Investment Officer - Marketing, 1993 - 1996
                                      1997 - 1998
                                                                 T. Rowe Price
                                                                 Vice President, 1996 - 1997

Mary E. Hoffmann*                     Treasurer                  CIMCO Inc.
5910 Mineral Point Road               1998 - Present             Product Operations and Finance Manager
Madison, WI  53705                                               1998 - Present
Age - 29
                                                                 CUNA Mutual Insurance Society
                                                                 Investment Accounting Supervisor
                                                                 1996 - 1998

                                                                 McGladrey and Pullen, LLP
                                                                 (Madison, Wisconsin)
                                                                 Financial Auditor
                                                                 1993 - 1996

Gwendolyn M. Boeke                    Trustee                    Evangelical Lutheran Church in America
2000 Heritage Way                     1997 - Present             (Chicago, Illinois)
Waverly, IA 50677                                                Regional Director, ECLA Foundation
Age - 64                                                         1990 - Present

Alfred L. Disrud                      Trustee                    Planned Giving Services
2000 Heritage Way                     1997 - Present             (Waverly, Iowa)
Waverly, IA 50677                                                Owner
Age - 77                                                         1986 - Present

Keith S. Noah                         Trustee                    Noah, Smith, & Schuknecht, L.L.C.
2000 Heritage Way                     1997 - Present             (Charles City, Iowa)
Waverly, IA 50677                                                Partner
Age - 78                                                         1948 - Present

Thomas C. Watt                        Trustee                    MidAmerica Energy Company (Waterloo, Iowa)
2000 Heritage Way                     1997 - Present             Manager, Business Initiatives
Waverly, IA 50677                                                1987 - Present
Age - 62
                                                                 Midwest Power Systems, Inc. (Waterloo, Iowa)
                                                                 District Manager
                                                                 1992 - 1997

*  "Interested person" as defined in the 1940 Act.

Trustee Compensation
                          Aggregate Compensation    Total Compensation from
Name of Person, Position      from Trust(1)       Trust and Fund Complex(1)(2)
Michael S. Daubs(3)           None                           None
Lawrence R. Halverson(3)      None                           None
Gwendolyn M. Boeke           $4,000                         $8,000
Alfred L. Disrud             $4,000                         $8,000
Keith S. Noah                $4,000                         $8,000
Thomas C. Watt               $4,000                         $8,000


         (1) Amounts for the fiscal year ending October 31, 1998.
         (2) "Fund Complex" includes the Trust and the Ultra Series Fund.
         (3) Non-compensated interested trustee.

Sales Load Waivers for Certain Affiliated Persons of the Trust

Class A shares may be offered without front-end sales charges to Trustee/directors, officers, and employees of CUNA Mutual Group or any of its affiliated companies (each a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in a CUNA Mutual Group employee's household and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

Control Persons and Principal Holders of the Trust's Securities


Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of each fund and may be deemed to control each fund. The following table sets forth 5% or more ownership of each fund as of January 31, 1999:


                                                                                     Growth      Capital
                                      Cash                                High        and         Appre       Int'l
           Shareholder              Reserves      Bond      Balanced     Income      Income     ciation*      Stock

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

CUNA Mutual Insurance Society
5910 Mineral Point Road             37.286%     26.589%     30.613%                                         18.606%
Madison, WI  53705

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

CUNA Mutual Life Insurance Co.
5910 Mineral Point Road             37.311%     26.606%     29.619%     71.586%                             11.166%
Madison, WI 53705

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

CUMIS Insurance Society, Inc.
5910 Mineral Point Road                                     18.955%                                         66.473%
Madison, WI  53705

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Donald N. Bottolfson
1037 Apple River Ct                              6.768%
Amery WI 54001-5243

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Jerald R. Hinrichs
148 Weeburn Drive                                                                    6.235%
New Canaan CT  06840

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

R. Kent Russell
Rt #3 Box 23B                       13.290%*
Clinchport  VA  24244-9310

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Sandra N. Powers
514 Emory Church Road               13.064%*
Kingsport  TN  37664-5006

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Jimmy P. Larkin
426 Spruce Street                   8.389%*
Mount Carmel, TN  37645-3329

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Alvan C. Moore
6428 State Route 405                7.871%*
Owensboro  KY  42303-9751

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Olga Hernandez
3361 SW 17th Street                 6.607%*
Fort Lauderdale, FL  33312-3642

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Albert C. Maxfield
504 Cody Street                     6.566%*
Sulphur  LA  70663-4710

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

Julia S. Madyun
13675 Old Greensboro Road           5.907%*
Tuscaloosa  AL  35405-9014

---------------------------------- ----------- ----------- ----------- ----------- ----------- ----------- -----------

  *  Class B Shares
 ** As of January 31, 1999 Capital Appreciation Fund did not have any ownership over 5%.


Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.


The funds' board members, officers and directors, as a group, owned 1.06% of the Cash Reserves Fund and less than 1% of the other funds' outstanding voting securities on January 31, 1999.


PORTFOLIO MANAGEMENT

The Management Agreement with CIMCO Inc.

The Management Agreement ("Agreement") requires that CIMCO Inc. ("CIMCO") provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays CIMCO a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

                                                      Total Advisory Fees
                                               Paid during the Fiscal Year Ended
  Fund                      Management Fee             October 31, 1998
  ----                      --------------             ----------------
  Cash Reserves                0.40%                          $13,907
  Bond                        0.50%*                           18,516
  Balanced                     0.65%                           43,515
  High Income                  0.55%                           34,493
  Growth and Income            0.55%                           60,851
  Capital Appreciation         0.75%                           54,599
  International Stock          1.05%                          203,368
                                                              -------
                                            Total            $429,249

    * For the period June 1, 1998 through October 31, 1998, the Funds' investment adviser, CIMCO Inc. agreed to waive the .50% management fee applicable to the MEMBERS Bond Fund. The total advisory fees paid during the fiscal year ended October 31, 1998 net of the waiver was $417,955.

CIMCO has voluntarily agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):

                Fund                            Other Expense "Cap"
                ----                            -------------------
                Cash Reserves                          0.15%
                Bond                                   0.15%
                Balanced                               0.20%
                High Income                            0.20%
                Growth and Income                      0.20%
                Capital Appreciation                   0.20%
                International Stock                    0.30%

CIMCO makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to CIMCO's duties.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by CIMCO on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

The Management Agreement provides that CIMCO shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

CUNA Brokerage Services, Inc. 5910 Mineral Point Road, Madison, WI 53705 is the Trust's principal underwriter.

CIMCO Inc.

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in CIMCO. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. CIMCO has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual Life Insurance Company. CUNA Mutual
Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

CIMCO's directors and principal officers are as follows:


               Joyce A. Harris           Director and Chair
               James C. Hickman          Director
               Michael B. Kitchen        Director
               Michael S. Daubs          Director and President
               George A. Nelson          Director and Vice Chair
               Lawrence R. Halverson     Senior Vice President and Secretary
               Jeffrey B. Pantages       Senior Vice President
               Daniel J. Larson          Vice President
               Thomas J. Merfeld         Vice President
               Scott R. Powell           Vice President


The Management Agreements with Subadvisers

As described in the prospectus, CIMCO manages the assets of the High Income and International Stock Funds using a "manager of managers" approach under which CIMCO allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and CIMCO have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If CIMCO hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of the High Income and International Stock Funds, CIMCO retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

CIMCO may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income and International Stock Funds.

The Subadviser for the High Income Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. For its services to the fund, MFS receives a management fee from CIMCO, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.400%                    First $10,000,000
                  0.375%                    Next $90,000,000
                  0.350%                    Next $150,000,000
                  0.325%                    Next $250,000,000
                  0.300%                    Over $500,000,000

Pursuant to the above formula, CIMCO paid a management fee to MFS in the amount of $25,085 for the fiscal year ending October 31, 1998.

The Subadvisers for the International Stock Fund

As of the date of the prospectus, the assets of the International Stock Fund are managed in part by IAI International Limited ("IAI") and in part by Lazard Asset Management ("Lazard").

For its services to the fund, IAI receives a management fee from CIMCO, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by IAI
                  0.75%                     First $25,000,000
                  0.60%                     Next $25,000,000
                  0.50%                     Over $50,000,000

Pursuant to the above formula, CIMCO paid a management fee to IAI in the amount of $105,960 for the fiscal year ending October 31, 1998.

For its services to the fund, Lazard receives a management fee from CIMCO, computed and accrued daily and paid monthly, equal on an annual basis to 1.05% of net assets managed by Lazard and invested in emerging markets securities and 0.75% of net assets managed by Lazard and invested in international small capitalization securities. Pursuant to the above formula, CIMCO paid a management fee to Lazard in the amount of $46,357 for the fiscal year ending October 31, 1998.

DISTRIBUTION (12b-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.


The table below shows the dollar amount spent by the fund for the fiscal year ending October 31, 1998 for each of the following items:


 -------------------------------------------------------------------- ---------
 1)       Advertising;                                                    $0
 -------------------------------------------------------------------- ---------
  2)       Printing and mailing of prospectuses to other than              $0
          current shareholder;
 -------------------------------------------------------------------- ---------
  3)       Compensation to underwriters;                                   $0
 -------------------------------------------------------------------- ---------
  4)       Compensation to broker-dealers;                                 $0
 -------------------------------------------------------------------- ---------
 5)       Compensation to sales personnel;                             $79,963
 -------------------------------------------------------------------- ---------
  6)       Interest, carrying, or other financing charges; and             $0
 -------------------------------------------------------------------- ---------
  7)       Other (specify) Expense Reimbursements to other companies    $152,566
          that are paying distributor expenses on behalf of CUNA
          Brokerage Services, Inc. (the distributor)
 -------------------------------------------------------------------- ---------

TRANSFER AGENT


First Data Investor Services Group, Inc. ("First Data"), 221 South Gulph Road, King of Prussia, Pennsylvania 19406, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at First Data at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

                           MEMBERS Mutual Funds
                           Post Office Box 60569
                           King of Prussia, Pennsylvania 19406-0569


Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:


                           First Data Investor Services Group, Inc.
                           MEMBERS Mutual Funds
                           211 South Gulph Road
                           King of Prussia, Pennsylvania 19406


CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

INDEPENDENT AUDITORS

The financial statements have been included herein and elsewhere in the Registration Statement in reliance upon the reports of KPMG Peat Marwick, 4200 Norwest Center, 90 S. Seventh Street, Minneapolis, MN 55402, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

BROKERAGE

CIMCO chooses brokers based on among other factors commission rates, efficiency, availability to execute difficult transactions in the future, financial strength and stability of the brokerage firm, research services available, integrity, and areas of a firm's expertise.

While transaction execution at the most favorable price is a primary criteria, a broker whose commissions exceed those charged by another broker may be chosen if, in CIMCO's opinion, the value of brokerage and research services warrants it. Research provided by a broker may be made available without charge to other clients of CIMCO, and may benefit all clients, including the client for whom the transactions are executed.

In addition to the general research  services  described  above,  CIMCO receives various specific research products and services under "soft dollar" arrangements. These services are paid for by directing that a portion of commissions on specified transactions up to a specified amount for each service be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on "non-soft dollar" transactions. These services generally benefit all accounts and involve trades for all accounts.

Where advantageous for all affected accounts, CIMCO may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. CIMCO has established various policies and procedures that assure equitable treatment of all accounts.

It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid.

Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or CIMCO is considered to be in addition to and not in lieu of services required to be performed by CIMCO under its contract with the Trust. Research obtained on behalf of the Trust may be used by CIMCO in connection with CIMCO's other clients. Conversely, research received from placement of brokerage for other accounts may be used by CIMCO in managing investments of the Trust. Therefore, the correlation of the cost of research to CIMCO's individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and CIMCO's other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.

Where advantageous, the Trust may participate with CIMCO's other clients in "bunching of trades" wherein one purchase or sale transaction representing several different client accounts is placed with a broker. CIMCO has established various policies and procedures that assure equitable treatment of all accounts.

The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The fund paid $51,759 for brokerage commission for the fiscal year ending October 31, 1998.

HOW SECURITIES ARE OFFERED

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the seven funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the fund, designated as Class A and Class B. Additional classes of shares may be offered in the future.

The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

Initial Sales Charge on Class A Shares

The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA
Brokerage. Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.

Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to CUNA Brokerage. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes CUNA Brokerage to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes CUNA Brokerage to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

Deferred Sales Charge on Class B Shares

Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the five-year CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver  of  Contingent  Deferred  Sales  Charge.  The  CDSC  will be  waived  on
redemptions  of  Class  B  shares,   unless   indicated   otherwise,   in  these
circumstances:

For all account types:

o Redemptions made pursuant to the Trust's right to liquidate small accounts (see "General Policy -- Small Accounts" in the prospectus).

o Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

o        Redemptions due to death or disability.

o Redemptions made under the Reinstatement Privilege, as described in "Reinstatement or Reinvestment Privilege" below.

o Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Code, unless otherwise noted.

o Redemptions made to effect mandatory or life expectancy distributions under the Code.

o        Returns of excess contributions made to these plans.

o        Redemptions   made  to  effect   distributions   to   participants   or
         beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).


Please see the chart following for more information on Class B CDSC waivers.

Class B  CDSC Waiver Chart


                         ERISA Plans                                  Non-ERISA Plans
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
                      401(a) Plan,
Type of Distribution  401(k) Plan or     Supplemental                          IRA or             Non-Retirement
                      403(b) Plan        403(b) Plan        457 Plan           IRA Rollover       Plan
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Death or Disability   Waived             Waived             Waived             Waived             Waived
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Over 70 1/2           Waived             Waived             Waived             Waived for         Waived for up to
                                                                               mandatory          12% of account
                                                                               distributions or   value annually
                                                                               up to 12% of       in periodic
                                                                               account value      payments
                                                                               annually in
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Between               Waived             Waived             Waived             Waived for Life    Waived for up to
59 1/2and 70 1/2                                                               Expectancy or up   12% of account
                                                                               to 12% of          value annually
                                                                               account value      in periodic
                                                                               annually in        payments
                                                                               periodic payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Under 59 1/2          Waived             Waived for         Waived for         Waived for         Waived for up to
                                         annuity payments   annuity payments   annuity payments   12% of account
                                         (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                         12% of account     12% of account     12% of account     in periodic
                                         value annually     value annually     value annually     payments
                                         in periodic        in periodic        in periodic
                                         payments           payments           payments
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Loans                 Waived             Waived             N/A                N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Termination of Plan   Not Waived         Not Waived         Not Waived         Not Waived         N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Hardships             Waived             Waived             Waived             N/A                N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Return of Excess      Waived             Waived             Waived             Waived             N/A
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

Any shareholder who qualifies for a CDSC waiver under one of these situations must notify the funds' transfer agent, First Data Investor Services Group, Inc. ("First Data"), at the time such shareholder requests a redemption. (See "Contacting the Funds' Transfer Agent" in the prospectus.) The waiver will be granted once First Data has confirmed that the shareholder is entitled to the waiver.

Special Redemptions

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

NET ASSET VALUE OF SHARES

The NAV per share is calculated as of 3:00 p.m. Central time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.

The NAV per share was initially set at $10.00 per share for each fund other than the Cash Reserves Fund.

The NAV per share was initially set at $1.00 per share for the Cash Reserves Fund (see below).

Cash Reserves Fund

The Trustees have determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Cash Reserves Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

Valuation Procedures

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the valuation period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.

Stripped treasury securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the fund's institutional size holdings. When readily available market quotations are not available, the fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by CIMCO. If CIMCO believes that a valuation still does not represent a fair value, it will present for approval of the Trustees such other valuation as CIMCO considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.

Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.

CIMCO, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:

      1. Securities  (including   restricted   securities)  for  which  complete
         quotations are not readily available;

      2. Listed securities if, in CIMCO's opinion, the last sale price does not reflect the current market value or if no sale occurred; and

      3. Other assets.

ADDITIONAL INVESTOR SERVICES AND PROGRAMS

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:

o The investments will be drawn on or about the day of the month indicated.

o Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

o The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.

Exchange Privilege and Systematic Exchange Program

Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")

As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to First Data.

Reinstatement or Reinvestment Privilege

If First Data is notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 90 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same or another fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the same or any other fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from the redemption at NAV in additional shares of the class and fund from which the redemption was made. The new shares will not be subject to any CDSC.

To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each fund has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify for that treatment, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.


For federal income tax purposes, the High Income Fund, Growth and Income Fund, and Capital Appreciation Fund have loss carryovers of $66,186, $1,433, and $219, respectively, as of October 31, 1998, which is not offset by subsequent capital gains, will expire in 2006.


Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the International Stock Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The International Stock Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the income requirement. However, income from the disposition of foreign currencies that are not directly related to the fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months.

If a fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the fund's hedging transactions. To the extent this treatment is not available, a fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the fund to continue to qualify as a RIC.

The treatment of income dividends and capital gain distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's Investment Adviser or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

     (i) Dividends on the Cash Reserves, Bond, and High Income Funds will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund;

     (ii)Dividends of ordinary income from the Balanced Fund will be declared and reinvested monthly in additional full and fractional shares of the Balanced Fund;

    (iii)Dividends of ordinary income, if any, from the Growth and Income Fund will be declared and reinvested quarterly in additional full and fractional shares of the Growth and Income Fund;

    (iv) Dividends of ordinary income, if any, from the Capital Appreciation and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund; and

     (v) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

Options and Futures Transactions

The tax consequences of options transactions entered into by a fund will vary depending on the nature of the underlying security, whether the option is written or purchased and finally, whether the "straddle" rules, discussed separately below, apply to the transaction. When a fund writes a call or a put option on an equity or convertible debt security, the treatment for federal income tax purposes of the premium that it receives will, subject to the straddle rules, depend on whether the option is exercised. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

If a put or call option that a fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize a capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

One or more funds may invest in Section 1256 contracts. Section 1256 contracts generally include options on nonconvertible debt securities (including securities of U.S. Government agencies or instrumentalities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency, and options on foreign currency futures will qualify as Section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. In general, gain or loss on Section 1256 contracts will be treated as 60% long-term and 40% short-term capital gain or loss ("60/40"), regardless of the period of time particular positions are actually held by a fund. In addition, any Section 1256 contracts held at the end of each taxable year (and on October 31 of each year for purposes of determining the amount of capital gain net income that a fund must distribute to avoid liability for the 4% excise tax) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. This deemed realization does not cause a disposition for purposes of the "short-short" rule.

Straddles

Hedging transactions undertaken by a fund may result in "straddles" for federal income tax purposes. Straddles are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a fund may be treated as not creating a straddle).

To the extent that the straddle rules apply to positions established by a fund, losses realized by the fund may be either deferred or recharacterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

Each fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributor

Shares of the Trust are offered continuously. The shares are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.

The aggregate dollar amount of underwriting commission paid to and retained by the underwriter was $47,895 for the fiscal year ending October 31, 1998.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.

Cash Reserves Fund Yields

From time to time, sales literature may quote the current annualized yield of the Cash Reserves Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:

                      Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

NCS   =  the net change in the value of the Cash Reserves  Fund  (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

ES    =  per share expenses  attributable to the hypothetical  account for the seven-day period.

UV    =  the share value for the first day of the seven-day period.

The current yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 4.76% for Class A and 4.01% for Class
B. The current effective yield based on the 7 days ended on the date of the balance sheet included in the registration statement is 4.87% for Class A and 4.09% for Class B.


Effective yield is calculated according to the following formula:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1
Where:

NCS   =  the net change in the value of the Cash Reserves  Fund  (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

ES   =   per share expenses  attributable to the hypothetical  account for the seven-day period.

UV   =   the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the Cash Reserves Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Reserves Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Cash Reserves Fund may also be presented for periods other than a seven-day period.

Other Fund Yields

From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the Cash Reserves Fund) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 x (((NI - ES)/(U x UV)) + 1)6 - 1)
Where:

NI    =  net  income  of  the  fund  for  the  30-day  or  one-month   period
         attributable to the fund's shares.

ES    =  expenses of the fund for the 30-day or one-month period.

U     =  the average number of shares outstanding.

UV    =  the share value at the close  (highest) of the last day in the 30-day or one-month period.

The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

Average Annual Total Returns


From time to time, sales literature may also quote average annual total returns for one or more of the funds for various periods of time. The one year average annual total return for the calendar year ending December 31, 1998 for each of the funds is:

              Average Annual Total Returns as of December 31, 1998

                  Cash Reserves Fund                      -0.96%
                  Bond Fund                                2.22%
                  Balanced Fund                            8.38%
                  High Income Fund                        -4.45%
                  Growth and Income Fund                  10.57%
                  Capital Appreciation Fund               13.86%
                  International Stock Fund                 1.17%



When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:


                              TR = ((ERV/P)1/N) - 1
Where:

TR     =   the average annual total return net of any fund recurring charges.

ERV    =   the ending redeemable value of the hypothetical account at the end of the period.

P      =   a hypothetical initial payment of $1,000.

N      =   the number of years in the period.


Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                               CTR = (ERV/P) - 1
Where:

CTR   =  The cumulative total return net of any fund recurring charges for the period.

ERV   =  The ending redeemable value of the hypothetical investment at the end of the period.

P     =  A hypothetical single payment of $1,000.

LEGAL COUNSEL

Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust and certain of its affiliates.

FINANCIAL STATEMENTS


Data from the most recent annual report begins on the next page.

                 CASH REVERSES FUND - Portfolio of Investments

                                                         Value
   Par Value                                          (Note 2)
COMMERCIAL PAPER (A) - 71.22%

           Finance - 50.03%
$ 200,000  American Express Credit Corp.
           5.210%, 11/30/98                         $  199,169
  200,000  American General Finance Co.
           5.030%, 01/27/99                            197,569
  200,000  Associates Corp. of North America
           5.150%, 01/06/99                            198,112
  200,000  Caterpillar Financial Services
           5.351%, 01/04/99                            198,098
  260,000  CIT Group Holdings, Inc.
           5.160%, 12/08/98                            258,621
  161,000  Ford Motor Credit Corp.
           5.120%, 01/08/99                            159,443
  100,000  Ford Motor Credit Corp.
           5.090%, 01/27/99                             98,752
  260,000  G.E. Capital Corp.
           5.450%, 11/09/98                            259,685
  280,000  General Motors Acceptance Corp.
           5.440%, 11/10/98                            279,619
  225,000  Goldman Sachs Group LP
           5.320%, 12/14/98                            223,570
  100,000  Household Finance Corp.
           5.049%, 01/05/99                             99,088
  200,000  Merrill Lynch & Co., Inc.
           5.411%, 11/18/98                            199,489
  250,000  Norwest Financial, Inc.
           5.220%, 01/21/99                            247,064

                                                     2,618,279


           Durable Goods - 5.07%
  268,000  Deere & Co.
           5.430%, 01/11/99                            265,130


           Consumer Staples - 4.75%
  250,000  Procter & Gamble Co.
           5.330%, 12/16/98                            248,334


           Media - 3.80%
  200,000  Disney (Walt) Co.
           5.130%, 12/08/98                            198,946


           Technology - 3.79%
  200,000  Motorola, Inc.
           5.171%, 12/22/98                            198,535


           Chemicals - 3.78%
  200,000  du Pont (E.I.) de Nemours & Co.
           5.000%, 01/14/99                            197,946

           Total Commercial Paper                    3,727,170

           ( Cost $3,727,170 )


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 25.96%

           Federal Home Loan Mortgage Corp. - 10.40%
$ 100,000  5.249%, 12/17/98                        $    99,329
  250,000  5.180%, 01/15/99                            247,302
  200,000  5.050%, 01/19/99                            197,784

                                                       544,415


           U.S. Treasury Bill - 8.11%
  425,000  5.040%, 11/12/98                            424,345


           Federal Home Loan Bank - 5.57%
  194,000  5.360%, 11/27/98                            193,249
  100,000  4.950%, 03/17/99                             98,130

                                                       291,379


           Federal National Mortgage Association - 1.88%
  100,000  4.570%, 03/23/99                             98,197

           Total U.S. Government and Agency
                Obligations                          1,358,336
           ( Cost $1,358,336 )

CERTIFICATE OF DEPOSIT - 2.89%

  150,985  State Street Eurodollar
           4.750%, 11/02/98                            150,985

           Total Certificate of Deposit                150,985

           ( Cost $150,985 )

TOTAL INVESTMENTS - 100.07%                          5,236,491

( Cost 5,236,491** )
NET OTHER ASSETS AND LIABILITIES - (0.07)%              (3,410)

TOTAL NET ASSETS - 100.00%                           $5,233,081


       **  Aggregate cost for Federal tax purposes.
      (A)  Rate noted represents annualized yield at time of purchase.

                 See accompanying Notes to Financial Statements

                      BOND FUND - Portfolio of Investments

                                                        Value
   Par Value                                          (Note 2)

CORPORATE NOTES AND BONDS - 64.60%

           Finance - 14.20%
 $ 200,000 Aetna Services, Inc.
           6.970%, 08/15/36                       $    208,049
  100,000  Caterpillar Financial Services,
                 Series F, MTN
           6.400%, 04/16/01                            102,751
  250,000  Carramerica Realty Corp.
           6.625%, 10/01/00                            248,111
  150,000  General Motors Acceptance Corp., MTN
           6.050%, 10/04/99                            151,398
  300,000  Kimco Realty Corp., MTN
           6.960%, 07/16/07                            286,560

                                                       996,869


           Asset - Backed Securities - 11.43%
 200,000   Chase Commercial  Mortgage
           Securities Corp.
           Series 1997-2, Class C, CMO
           6.600%, 12/19/07                            199,382
  200,000  Citibank Credit Card Master Trust I,
           Series 1998-6 Class A, ABS
           5.850%, 04/10/03                            204,220
  200,000  Deutsche Mortgage and
           Asset Receiving Corp.,1998, Class C, CMO
           6.861%, 03/15/08                            196,942
  200,000  Residential  Funding  Mortgage
           Securities II Series  1998-HI2,  Step
           Coupon, Class A2, ABS (F) 6.290%, 07/25/13  201,906

                                                       802,450


           Industrials - 7.23% 350,000 Motorola, Inc.
           5.800%, 10/15/08                            350,992
  150,000  WMX Technologies, Inc.
           7.000%, 05/15/05                            156,425

                                                       507,417


           Brokerage Services - 5.88%
  200,000  Goldman Sachs LP 144A, MTN (C)
           6.250%, 02/01/03                            202,571
  200,000  Travelers Group, Inc.
           7.200%, 02/01/04                            210,157

                                                       412,728


           Utilities - 4.44%
$ 150,000  Cincinnati Gas & Electric Co.
           6.450%, 02/15/04                        $   157,427
  150,000  GTE North, Inc., Series A, Debenture
           6.000%, 01/15/04                            154,485

                                                       311,912


           Communication - 4.39%
  100,000  Cox Communication, Inc.
           6.500%, 11/15/02                            103,556
  200,000  Worldcom, Inc.
           6.125%, 8/15/01                             204,760

                                                       308,316


           Consumer Staples - 4.30%
  300,000  Nabisco, Inc.
           6.700%, 06/15/02                            302,109


           Consumer Products - 3.04%
  100,000  Carter Holt Harvey, Ltd.,Yankee
           8.875%, 12/01/04                            107,456
  100,000  International Paper Co.
           7.500%, 05/15/04                            106,254

                                                       213,710


           Defense - 2.23%
  150,000  Martin Marietta Technologies, Inc.
           6.500%, 04/15/03                            156,703


           Energy - 2.16%
  150,000  Transcontinental Gas Pipeline Corp.
           6.125%, 01/15/05                            151,345


           Health Services - 2.12%
  150,000  Columbia/HCA Healthcare Corp.
           6.125%, 12/15/00                            148,889


           Metals and Mining - 1.61%
  100,000  MAGMA Copper Co.
           8.700%, 05/15/05                            113,019


           Retail - 1.57%
  100,000  American Stores Co.
           9.125%, 04/01/02                            110,381

           Total Corporate Notes and Bonds           4,535,848

           ( Cost $4,501,585 )

                See accompanying Notes to Financial Statements.


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.94%

           U.S. Treasury Notes - 20.62%
$ 700,000  5.625%, 04/30/00                        $   712,688
  400,000  5.500%, 03/31/03                            418,625
  300,000  5.750%, 04/30/03                            316,875

                                                     1,448,188


           Federal Home Loan Mortgage Corp. - 4.31%
  298,127  6.500%, 10/15/13                            302,435


           Federal National Mortgage
           Association  - 3.01%
  200,000  6.000%, 05/15/08                            211,670

           Total U.S. Government and Agency
           Obligations                               1,962,293

           ( Cost $1,919,509 )

U.S. DENOMINATED FOREIGN GOVERNMENT BOND - 2.02%

  150,000  United Mexican States, Global
           9.875%, 01/15/07                            141,750

           Total U.S. Denominated Government
              Foreign Bond                             141,750

           ( Cost $156,551 )

CERTIFICATE OF DEPOSIT - 0.54%

   38,124  State Street Eurodollar
            4.750%, 11/02/98                            38,124

           Total Certificate of Deposit                 38,124

           ( Cost $38,124 )


  Shares                                               Value
                                                      (Note 2)
INVESTMENT COMPANY - 2.85%

  200,000  State Street Prime Money Market
           5.48%                                   $   200,000

           Total Investment Company                    200,000

           ( Cost $200,000 )

TOTAL INVESTMENTS - 97.95%                           6,878,015

( Cost $6,815,769** )
NET OTHER ASSETS AND LIABILITIES - 2.05%               144,282

TOTAL NET ASSETS - 100.00%                          $7,022,297



       **  Aggregate cost for Federal tax purposes.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.
      MTN  Medium Term Note
      CMO  Collateralized Mortgage Obligation
      ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                    BALANCED FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 51.57%

           Technology - 9.28%
    4,300  3Com Corp.*                             $   155,069
    5,700  EMC Corp.*                                  366,930
    3,100  Gateway, Inc.*                              173,016
    2,700  Hewlett-Packard Co.                         162,506
    3,500  Interim Services, Inc.*                      74,375
    2,200  International Business Machines Corp.       326,563
    3,700  Micron Technology, Inc.*                    140,600
    3,100  Motorola, Inc.                              161,200
    2,300  Philips Electronics N.V.                    126,213
    5,500  Seagate Technology, Inc.*                   145,063
    2,900  Texas Instruments, Inc.                     185,419
    6,000  Wang Laboratories, Inc.*                    128,250

                                                     2,145,204


           Finance - 6.43%
    5,900  Allstate Corp.                              254,069
    4,690  Banc One Corp.                              229,224
    5,096  BankAmerica Corp.                           292,702
    2,000  Bankers Trust Corp.                         125,625
    4,200  Citigroup, Inc.                             197,663
    3,500  Edwards (A.G.), Inc.                        120,969
    3,400  Everest Reinsurance Holdings, Inc.          117,088
    2,300  Morgan Stanley Dean Witter & Co.            148,925

                                                     1,486,265


           Retail - 4.64%
    3,900  CVS Corp.                                   178,181
    4,600  Dayton Hudson Corp.                         194,925
    3,700  Safeway, Inc.*                              176,906
    3,800  Sears Roebuck & Co.                         170,763
    4,700  Tiffany & Co.                               151,869
    2,900  Wal-Mart Stores, Inc.                       200,100

                                                     1,072,744


           Chemicals -  4.50%
    5,500  American Home Products Corp.                268,125
    2,300  Bristol-Myers Squibb Co.                    254,294
    3,500  Centocor, Inc.*                             155,750
    2,500  Glaxo Wellcome PLC, ADR                     155,625
    3,900  Pharmacia & Upjohn, Inc.                    206,456

                                                     1,040,250


           Consumer Staples - 3.98%
    4,100  Kimberly-Clark Corp.                        197,825
    2,000  General Mills, Inc.                         147,000
    6,300  Nabisco Holdings Corp., Class A             237,825
    2,700  Sara Lee Corp.                              161,156
    7,600  Tyson Foods, Inc., Class A                  174,800

                                                       918,606


           Consumer Cyclical - 3.96%
    3,400  Cox Communications, Inc., Class A       $   186,575
    2,900  Crown Cork & Seal Co., Inc.                  92,438
    7,600  MediaOne Group, Inc.*                       321,575
    6,500  Owens-Illinois, Inc.*                       198,656
   10,800  Primedia, Inc.*                             116,775

                                                       916,019


           Energy - 3.95%
    2,500  Amoco Corp.                                 140,313
    2,000  Exxon Corp.                                 142,500
    3,200  Kerr-McGee Corp.                            127,600
    3,400  Schlumberger Ltd.                           178,500
    4,500  Unocal Corp.                                152,719
    5,200  USX-Marathon Group                          169,975

                                                       911,607


           Communication - 3.54%
    4,900  AirTouch Communications, Inc.*              274,400
    2,800  Ameritech Corp.                             151,025
    2,600  Bell Atlantic Corp.                         138,125
    2,700  GTE Corp.                                   158,456
    1,800  Telefonos de Mexico SA, Class L, ADR         95,063

                                                       817,069


           Basic Materials - 3.36%
    2,000  Dow Chemical, Inc.                          187,250
    5,400  Pall Corp.                                  136,350
    3,300  Praxair, Inc.                               132,825
    5,000  Rohm & Haas Co.                             168,750
    4,900  Willamette Industries, Inc.                 151,900

                                                       777,075


           Durable Goods - 2.58%
    1,400  General Motors Corp.                         88,288
    3,600  Raychem Corp.                               110,025
    3,000  Rockwell International Corp.                123,188
    1,500  United Technologies, Inc.                   142,875
    2,942  Waste Management, Inc.                      132,758

                                                       597,134


           Health Services - 2.28%
    3,500  Aetna, Inc.                                 261,188
    6,900  Columbia\ HCA Healthcare Corp.              144,900
    1,800  IMS Health, Inc.                            119,700

                                                       525,788

                See accompanying Notes to Financial Statements.

COMMON STOCKS (continued)

           Transportation - 1.59%
    1,200  Delta Air Lines, Inc.                   $   126,675
    2,400  FDX Corp.*                                  126,150
    3,500  Norfolk Southern Corp.                      115,281

                                                       368,106


           Utilities - 1.48%
    3,400  Northern States Power Co.                    91,800
    2,700  PG & E Corp.                                 82,181
    6,100  Williams Companies, Inc.                    167,369

                                                       341,350

           Total Common Stocks                      11,917,217

           ( Cost $11,589,250 )

   Par Value

CORPORATE NOTES AND BONDS - 21.68%

           Finance - 9.44%
$ 200,000  Aetna Services, Inc.
           6.970%, 08/15/36                            208,049
1,000,000  Associates Corp. of North America
           5.750%, 11/01/03                          1,000,420
   50,000  Caterpillar Financial Services,
           Series F, MTN
           6.400%, 04/16/01                             51,376
   50,000  General Motors Acceptance Corp., MTN
           6.050%, 10/04/99                             50,466
  700,000  Kimco Realty Corp., MTN
           6.960%, 07/16/07                            668,640
  200,000  Residential Funding Mortgage
           Securities II, Series 1998-HI2, Step
           Coupon, Class A2, ABS (F)
           6.290%, 07/25/13                            201,906

                                                     2,180,857


           Consumer Staples - 3.05%
  700,000  Nabisco, Inc.
           6.700%, 06/15/02                            704,921


           Asset-Backed Securities - 2.60%
  200,000  Chase Commercial Mortgage Securities
           Corp. Series 1997-2, Class C, CMO
           6.600%, 12/19/07                            199,382
  200,000  Citibank Credit Card Master Trust I,
           Series 1998-6 Class A, ABS
           5.850%, 04/10/03                            204,220
  200,000  Deutsche Mortgage and
           Asset Receiving Corp., 1998, Class C,
           CMO
           6.861%, 03/15/08                            196,942

                                                       600,544


           Brokerage Services - 1.79%
 $ 200,000 Goldman Sachs LP 144A, MTN (C)
           6.250%, 02/01/03                      $     202,571
  200,000  Travelers Group, Inc.
           7.200%, 02/01/04                            210,157

                                                       412,728


           Communication - 1.12%
   50,000  Cox Communication, Inc.
           6.500%, 11/15/02                             51,778
  200,000  Worldcom, Inc.
           6.400%, 08/15/05                            207,887

                                                       259,665


           Consumer Products - 0.92%
  100,000  Carter Holt Harvey, Ltd.,Yankee
           8.875%, 12/01/04                            107,456
  100,000  International Paper Co.
           7.500%, 05/15/04                            106,254

                                                       213,710


           Utilities - 0.92%
   50,000  Cincinnati Gas & Electric Co.
           6.450%, 02/15/04                             52,476
  100,000  GTE Hawaiian Telephone Co., Debenture
           7.375%, 09/01/06                            109,120
   50,000  GTE North, Inc., Series A, Debenture
           6.000%, 01/15/04                             51,495

                                                       213,091


           Energy - 0.68%
  100,000  Coastal Corp., Senior Note
           8.125%, 09/15/02                            107,376
   50,000  Transcontinental Gas Pipeline Corp.
           6.125%, 01/15/05                             50,448

                                                       157,824


           Metals and Mining - 0.49%
  100,000  MAGMA Copper Co.
           8.700%, 05/15/05                            113,019


           Defense - 0.23%
   50,000  Martin Marietta Technologies, Inc.
           6.500%, 04/15/03                             52,234


           Industrials - 0.23%
    50,000 WMX Technologies, Inc.
           7.000%, 05/15/05                             52,142

                See accompanying Notes to Financial Statements.

CORPORATE NOTES AND BONDS  (continued)

           Health Services - 0.21%
  $ 50,000 Columbia/HCA Healthcare Corp.
           6.125%, 12/15/00                        $    49,630

           Total Corporate Notes and Bonds           5,010,365

           ( Cost $4,989,830 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.70%

           U.S. Treasury Notes - 16.53%
1,000,000  4.500%, 09/30/00                          1,005,000
1,000,000  5.500%, 03/31/03                          1,046,563
  700,000  5.625%, 04/30/00                            712,688
1,000,000  5.750%, 04/30/03                          1,056,250

                                                     3,820,501

   Federal National Mortgage Association. - 3.17%

  722,956   6.500%, 06/01/13                           733,402

           Total U.S. Government and Agency
           Obligations                               4,553,903

           ( Cost $4,489,916 )

U.S. DENOMINATED FOREIGN GOVERNMENT BOND - 0.20%

   50,000  United Mexican States, Global
            9.875%, 01/15/07                            47,250

           Total U.S. Denominated Government
              Foreign Bond                              47,250

           ( Cost $52,183 )

CERTIFICATE OF DEPOSIT - 0.30%

   68,625  State Street Eurodollar
            4.750%, 11/02/98                            68,625

           Total Certificate of Deposit                 68,625

           ( Cost $68,625 )

  Shares
INVESTMENT COMPANY- 4.33%

1,000,000  State Street Prime Money Market
           5.48%                                   $  1,000,000

           Total Investment Company                  1,000,000

           ( Cost $1,000,000 )

TOTAL INVESTMENTS - 97.78%                          22,597,360

(Cost $22,189,804**)
NET OTHER ASSETS AND LIABILITIES - 2.22%               512,487

TOTAL NET ASSETS - 100.00%                         $23,109,847


        *  Non-income producing security.
       **  Aggregate cost for Federal tax purposes.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.
      ADR  American Depositary Receipt
      CMO  Collaterized Mortgage Obligation
      MTN  Medium Term Note
      ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                  HIGH INCOME FUND - Portfolio of Investments


                                                        Value
   Par Value                                          (Note 2)


CORPORATE NOTES AND BONDS - 90.95%

           Communication - 19.41%
$ 135,000  Allegiance Telecom, Inc., 144A, Step
           Coupon With Warrants (B)(C)
           11.750%, 02/15/08                    $       55,355
   25,000  American Cellular, 144A (C)
           Senior Note
           10.500%, 05/15/08                            23,500
   95,000  Charter Communication South East, L.P.
           Series B, Senior Note
           11.250%, 03/15/06                           101,887
   30,000  Convergent Communication, 144A (C)
           With Warrants
           13.000%, 04/01/08                            20,100
  130,000  Dolphin Telecom PLC, Step Coupon, 144A
           Senior Discount Note (B)(C)(D)
           11.500%, 06/01/08                            41,275
   60,000  Esprit Telecom Group PLC, Yankee (D)
           Senior Note
           10.875%, 06/15/08                            52,200
   90,000  Exodus Communications, Inc., 144A (C)
           Senior Note
           11.250%, 07/01/08                            80,325
   25,000  Flag, Ltd., 144A, Senior Note (C)(D)
            8.250%, 01/30/08                            23,125
   60,000  Intelcom Group (USA), Inc.
           StepCoupon (B)
           12.500%, 05/01/06                            40,200
   55,000  Intermedia Communication,
           Step Coupon, Series B  (B)
           11.250%, 07/15/07                            36,575
   50,000  ITC Deltacom, 144A (C)
           Senior Note
           9.750%, 11/15/08                             50,000
   10,000  Lenfest Communications
           8.375%, 11/01/05                             10,450
   50,000  Lenfest Communications, 144A (C)
           Senior Subordinate Note
           8.250%, 02/15/08                             49,750
   35,000  Lenfest Communications
            Senior Subordinate Note
           10.500%, 06/15/06                            39,288
  175,000  Metronet Communications, Yankee,
           Step Coupon Senior Discount Note (B)(D)
           9.950%, 06/15/08                             95,813
   45,000  Metronet Communications, Yankee,
           Step Coupon Senior Discount Note (B)(D)
           10.750%, 11/01/07                            26,550
  100,000  Millicom International Cellular, Yankee
           Senior Discount Note, Step Coupon (B)(D)
           13.500%, 06/01/06                            60,000
   55,000  MJD Communications, 144A (C)
           Senior Subordinate Note
            9.500%, 05/01/08                            53,350

           Communication (continued)
$  50,000  Mobile Telecommunication Technology
           Senior Note
           13.500%, 12/15/02                       $    54,375
   90,000  Nextel Communications, Step Coupon (B)
           9.950%, 02/15/08                             48,600
  100,000  Nextel Communications, Step Coupon
           Senior Discount Note (B)
            9.750%, 10/31/07                            55,500
   45,000  Nextel International, Inc., 144A, Step
           Coupon Senior Discount Note (B) (C)
           12.125%, 04/15/08                            16,650
   50,000  Nextlink Communications
           Senior Note
            9.625%, 10/01/07                            46,250
   70,000  Pagemart Wireless, Inc., Step Coupon, 144A
           Senior Discount Note (B) (C)
           11.250%, 02/01/08                            36,400
   50,000  Paging Network
           Senior Subordinate Note
           8.875%, 02/01/06                             46,500
    3,000  Pathnet, Inc., 144A (C)
           With Warrants
           12.250%, 04/15/08                             2,175
   55,000  PSINET, Inc., 144A, Senior Note (C)
           10.000%, 02/15/05                            53,213
   65,000  Rural Cellular Corp. Series B
           Senior Subordinate Note
           9.625%, 05/15/08                             61,263
   31,000  Rural Cellular Corp., Series B, PIK
           11.375%, 05/15/10                            26,505
   25,000  Qwest Communications International,
           Step Coupon Senior Discount Note (B)
           9.470%, 10/15/07                             19,625
   75,000  Qwest Communications International,
           144A (C) Senior Note
           7.500%, 11/01/08                             74,685
   15,000  RCN Corp., Step Coupon
           Senior Discount Note (B)
           11.125%, 10/15/07                             7,800
   30,000  Telesystem International, Yankee, Step
           Coupon Senior Discount Note (B)(D)
           13.250%, 06/30/07                            12,000
   25,000  Telesystem International, Yankee, Step
           Coupon Senior Discount Note (B)(D)
           10.500%, 11/01/07                             8,000
   25,000  Telewest Communications PLC, Yankee (D)
           Debenture
           9.625%, 10/01/06                             24,500
  170,000  Triton Communications, 144A, Step Coupon
           Senior Discount Note (B)(C)
           11.000%, 05/01/08                            65,450
   50,000  Versatel Telecom BV, 144A (D)(E)
           With Warrants
           Senior Note
           13.250%, 05/15/08                            46,500

                See accompanying Notes to Financial Statements.

CORPORATE NOTES AND BONDS (continued)

           Communication (continued)
$      89  Viatel, Inc.,Series A, PIK
           10.000%, 04/15/10                       $        53
   20,000  Viatel, Inc.,144A, Senior Note (C)
           11.250, 04/15/08                             17,600
  160,000  Viatel, Inc.,Step Coupon, 144A (B) (C)
           Senior Discount Note
           12.500%, 04/15/08                            78,400
  220,000  United International Holdings, Step Coupon,
           Series B Senior Discount Note (B)
           10.750%, 02/15/08                           103,400
  110,000  Western Wireless
           Senior Subordinate Note
           10.500%, 02/01/07                           113,300

                                                     1,878,487


           Telecommunications - 12.12%
  110,000  Chancellor Media Corp., Series B
           8.750%, 06/15/07                            108,350
   90,000  Classic Cable, Inc., 144A (C)
           Senior Subordinate Note
           9.875%, 08/01/08                             89,550
   60,000  Cumulus Media, Inc.
           10.375%, 07/01/08                            61,200
  110,000  Fox/Liberty Networks
           Senior Note
           8.875%, 08/15/07                            106,425
   50,000  Frontiervision
           Senior Subordinate Note
           11.000%, 10/15/06                            55,000
   40,000  Frontiervision Holdings LP, Step Coupon
           Senior Discount Note  (B)
           11.875%, 09/15/07                            32,000
   90,000  Granite Broadcasting Corp.
           10.375%, 05/15/05                            85,500
   50,000  Intermedia Capital Partners
           Senior Note
           11.250%, 08/01/06                            54,750
   50,000  LIN Television Corp.
           8.375%, 03/01/08                             47,500
   40,000  Northeast Optic Network
           Senior Note
           12.750%, 08/15/08                            35,200
   40,000  NTL, Inc., 144A, Step Coupon
           Senior Note (B) (C)
           9.750%, 04/01/08                             21,850
  100,000  NTL, Inc., 144A, Step Coupon
           Senior Note (B) (C)
           12.375%, 10/01/08                            55,505
  110,000  Rogers Cablesystem, Yankee (D)
            9.625%, 08/01/02                           117,425


           Telecommunications (continued)
$ 100,000  Spectrasite Holdings, Inc., 144A,
           Step Coupon Senior Discount Note (B)(C)
           12.000%, 07/15/08                      $     39,000
  150,000  Telemundo Holdings, Inc., 144A, Step
           Coupon Senior Discount Note  (B) (C)
           11.500%, 08/15/08                            73,500
   85,000  Time Warner, Inc., LLC
           Senior Note
           9.750%, 07/15/08                             85,638
   50,000  Verio, Inc.
           Senior Note
           10.375%, 04/01/05                            47,500
   60,000  Young Broadcasting, Inc., Series B
           8.750%, 06/15/07                             57,000

                                                     1,172,893


           Retail - 5.56%
   25,000  Chiles Offshore
           10.000%, 05/01/08                            20,000
   50,000  Cole National Group
           Senior Subordinate Note
            8.625%, 08/15/07                            48,000
  110,000  Friendly Ice Cream Corp.
           10.500%, 12/01/07                           100,100
   60,000  Jitney-Jungle Stores
           12.000%, 03/01/06                            64,800
   25,000  Musicland Group, 144A (C)
           Senior Note
            9.875%, 03/15/08                            23,500
  100,000  Pathmark Stores
           Senior Subordinate Note
            11.625%, 06/15/02                           95,000
   25,000  Planet Hollywood, 144A (C)
           Senior Subordinate Note
           12.000%, 04/01/05                            11,750
  100,000  Red Roof Inns, Senior Note
            9.625%, 12/15/03                            98,500
   75,000  Williams Scotsman, Inc.
            9.875%, 06/01/07                            75,750

                                                       537,400


           Technology - 5.43%
   110,000 Argo-Tech Corp.
           Senior Subordinate Note
           8.625%, 10/01/07                            101,750
   50,000  Be Aerospace, Inc., 144A (C)
           Senior Note
           9.500%, 11/01/08                             51,250
   75,000  Be Aerospace, Inc., Series B, 144A (C)
           Senior Note
           8.000%, 03/01/08                             70,125
   75,000  Level 3 Communications, Inc., 144A (C)
           Senior Note
           9.1250%, 05/01/08                            70,500

                See accompanying Notes to Financial Statements.

           Technology (continued)
$ 150,000  K & F Industries, Series B
           Senior Subordinate Note
           9.250%, 10/15/07                       $    142,500
   80,000  Unisys Corp., Series B
           Senior Discount Note
           12.000%, 04/15/03                            88,900

                                                       525,025


           Metals and Mining - 4.87%
   45,000  AK Steel Corp., Senior Note
            9.125%, 12/15/06                            46,463
  100,000  Commonwealth Aluminum
           Senior Subordinate Note
           10.750%, 10/01/06                            92,000
  100,000  CSC Holdings, Inc., Senior Note
           9.250%, 11/01/05                            105,000
   75,000  Doe Run Resources Corp., Series B
           11.250%, 03/15/05                            56,250
   50,000  Fibermark, Inc.
           Senior Note
           9.375%, 10/15/06                             49,125
   25,000  Keystone Consolidated Industries
           Senior Note
            9.625%, 08/01/07                            23,000
   50,000  Metal Management, Inc., 144A (C)
           Senior Subordinate Note
           10.000%, 05/15/08                            29,000
   30,000  Schuff Steel Company
           10.500%, 06/01/08                            23,700
   50,000  WCI Steel, Inc., Series B
           Senior Note
           10.000%, 12/01/04                            47,000

                                                       471,538


           Finance - 4.70%
   30,000  AMSC Acquisition Co., Inc., Series B
           With Warrants
           12.250%, 04/01/08                            13,800
   65,000  DTI Holdings, 144A
           Step Coupon (B)(C)
           With Warrants
           12.500%, 03/01/08                            21,450
   50,000  Global Crossing Holding LTD, 144A (C)
           Senior Note
           9.625%, 05/15/08                             48,375
  125,000  Grove Holdings LLC, 144A, Step Coupon
           Debenture (B)(C)
           11.625%, 05/01/09                            46,250
  105,000  Pinnacle Holdings, Step Coupon
           Senior Discount Note  (B)
           10.000%, 03/15/08                            48,300
   75,000  P & L Coal Holdings Corp., 144A (C)
           Senior Subordinate Note
           9.625%, 05/15/08                             74,250

           Finance (continued)
$  60,000  Silgan Holdings, Inc.
           Senior Subordinate Note
           9.000%, 06/01/09                      $      56,850
   80,000  Thermadyne Holdings Corp.
           9.875%, 06/01/08                             72,800
  160,000  Thermadyne Holdings Corp., Step
           Coupon (B) Debenture
           12.500%, 06/01/08                            72,400

                                                       454,475


           Energy - 4.41%
   110,000 Anacomp, Inc.
           Senior Subordinate Note
           10.875%, 04/01/04                           107,525
   70,000  Chesapeake Energy, 144A (C)
           Senior Note
            9.625%, 05/01/05                            59,500
   75,000  Clark R&M, Inc., 144A (C)
           Senior Note
           8.625%, 08/15/08                             70,125
   45,000  Continental Resources, 144A (C)
           Senior Subordinate Note
           10.250%, 08/01/08                            36,225
   75,000  Ocean Energy, Inc., Series B
           8.875%, 07/15/07                             73,875
   50,000  Pride International, Inc.
           Senior Note
           9.375%, 05/01/07                             45,500
   25,000  Petsec Energy, Series B
           Senior Subordinate Note
           9.500%, 06/15/07                             20,000
   15,000  Pool Energy Services, 144A (C)
           Senior Subordinate Note
           8.375%, 04/01/08                             14,325

                                                       427,075


           Basic Materials - 4.19%
   65,000  Buckeye Cellulos
           Senior Subordinate Note
            9.250%, 09/15/08                            64,838
   50,000  Florida Coast Paper LLC
           12.750%, 06/01/03                            32,500
   25,000  Galey & Lord, Inc.
           9.125%, 03/01/08                             22,250
  100,000  Polymer Group, Inc.
           9.000%, 07/01/07                             93,000
  100,000  Repap New Brunswick, Yankee (D)
           Senior Note
           10.625%, 04/15/05                            65,500

                See accompanying Notes to Financial Statements.

           Basic Materials (continued)
$  25,000  Synthetic Industries, Inc., Series B
           Senior Subordinate Note
           9.250%, 02/15/07                        $    24,125
  110,000  US Timberlands Co.
           Senior Note
            9.625%, 11/15/07                           103,400

                                                       405,613

           Consumer Staples - 3.51%
   15,000  Finlay Enterprises, Inc.
           Debentures
           9.000%, 05/01/08                             11,325
   20,000  Globe Manufacturing Corp., 144A (C)
           Senior Subordinate Note
           10.000%, 08/01/08                            15,600
   25,000  International Utility Structures, Yankee,
           144A (C)(D)
           Senior Subordinate Note
           10.750%, 02/01/08                            20,750
  115,000  Pierce Leahy Corp.
           Senior Subordinate Note
           11.125%, 07/15/06                           124,200
   75,000  Remington Products Co. LLC, Series B
           Senior Subordinate Note
           11.000%, 05/15/06                            52,500
   35,000  Samsonite Corp.
           Senior Subordinate Note
           10.750%, 06/15/08                            24,675
  100,000  Revlon Consumer Products, 144A (C)
           Senior Subordinate Note
            8.625%, 02/01/08                            90,250

                                                       339,300


           Media - 3.50%
   50,000  Albritton Communications, Series B
           Senior Subordinate Debenture Bond
           9.750%, 11/30/07                             51,000
  110,000  AMC Entertainment
           Senior Subordinate Note
           9.500%, 03/15/09                            102,300
  100,000  Cinemark USA, Series B
           Senior Subordinate Note
           9.625%, 08/01/08                             99,000
   60,000  HMV Media Group PLC, 144A (C)(D)
           Senior Subordinate Note
           10.250%, 05/15/08                            49,200
   60,000  Satelites Mexicanos SA, 144A (C)(D)
           10.125%, 11/01/04                            37,200

                                                       338,700



           Chemicals and Drugs - 3.04%
$ 110,000  Acetex Corp.
           Senior Note
            9.750%, 10/01/03                      $    102,300
  120,000  NL Industries
           Senior Note
           11.750%, 10/15/03                           124,800
   25,000  PCI Chemical Canada, Inc., Yankee (D)
           9.250%, 10/15/07                             18,750
   65,000  Sterling Chemicals, Inc., Series A
           Senior Subordinate Note
           11.250%, 04/01/07                            48,750

                                                       294,600

           Durable Goods - 2.88%
  110,000  Hayes Wheels International, Inc.
           Senior Subordinate Note
           11.000%, 07/15/06                           118,938
   25,000  International Knife & Saw
           Senior Subordinate Note
           11.375%, 11/15/06                            24,500
   75,000  Oxford Automotive, Inc.
           10.125%, 06/15/07                            69,000
   65,000  Simonds Industries, 144A (C)
           Senior Subordinate Note
           10.250%, 07/01/08                            61,750
    5,000  Talon Automotive, 144A (C)
           Senior Subordinate Note
           9.625%, 05/01/08                              4,400

                                                       278,588


           Consumer Services - 2.17%
   75,000  Eldorado Resorts
           Senior Subordinate Note
           10.500%, 08/15/06                            78,000
   40,000  Iron Mountain, Inc.
           10.125%, 10/01/06                            41,800
   50,000  Iron Mountain, Inc.
           8.750%, 09/30/09                             49,500
   50,000  Specialty Foods Acquisition, Series B
           Senior Note
           10.250%, 08/15/01                            41,000

                                                       210,300


           Recreation - 2.06%
  150,000  Boyd Gaming Corp.
           Senior Subordinate Note
           9.500%, 07/15/07                            145,500
   50,000  Casino America, Inc.
           Senior Note
           12.500%, 08/01/03                            53,375

                                                       198,875


                See accompanying Notes to Financial Statements.


    Building & Construction - 1.89%
 $ 25,000  American Standard Companies, Inc.
           7.375%, 02/01/08                        $    24,563
   50,000  American Standard Companies, Inc.
           7.625%, 02/15/10                             49,688
   50,000  Building Material Corp., Series B
           Senior Note
           8.625%, 12/15/06                             49,625
   60,000  Nortek, Inc., Series B
           Senior Note
            9.250%, 03/15/07                            59,400

                                                       183,276


           Health Care Services - 1.78%
   35,000  Alaris Medical, Inc., Step Coupon, 144A
           Senior Discount Note (B)(C)
           11.125%, 08/01/08                            15,925
   30,000  Oxford Health Plans, 144A (C)
           Senior Note
           11.000%, 05/15/05                            24,300
   25,000  Pharmerica, Inc., 144A (C)
           Senior Note
           8.375%, 04/01/08                             21,500
   30,000  Prime Medical Services, 144A(C)
           Senior Note
           8.750%, 04/01/08                             27,300
   80,000  Tenet Healthcare Corp.
           Senior Subordinate Note
           8.625%, 01/15/07                             83,200

                                                       172,225


           Capital Goods - 1.70%
   50,000  Agco Corp., Senior Subordinate Note
            8.500%, 03/15/06                            47,500
   20,000  Johnstown America Industries, Inc., Series C
           Senior Note
           11.750%, 08/15/05                            20,675
   20,000  Johnstown America Industries, Inc.
           Senior Subordinate Note
           11.750%, 08/15/05                            20,675
   90,000  Newcor, Inc., 144A (C)
           Senior Subordinate Note
            9.875%, 03/01/08                            75,600

                                                       164,450


           Printing - 1.63%
  110,000  Big Flower Press, Inc.
           Senior Subordinate Note
            8.875%, 07/01/07                           105,870
   50,000  Hollinger International, Inc.
            9.250%, 03/15/07                            52,125

                                                       157,995


           Defense Electronics - 1.38%
$ 125,000  L-3 Communications Corp., Series B
           Senior Subordinate Note
           10.375%, 05/01/07                       $   133,438


           Transportation - 1.37%
   35,000  Gulfmark Offshore
           8.750%, 06/01/08                             31,850
  110,000  Mark IV Industrial
           Senior Subordinate Note
           7.500%, 09/01/07                            101,013

                                                       132,863

           Industrial - 1.13%
   65,000  GCI, Inc., Senior Note
           9.750%, 08/01/07                             60,938
   55,000  Numatics, Inc., 144A (C)
           Senior Subordinate Note
           9.625%, 04/01/08                             48,400

                                                       109,338


           Schools - 1.09%
  110,000  Kindercare Learning Centers, Inc.
           Senior Subordinate Note
            9.500%, 02/15/09                           105,875


           Containers / Packaging - 1.04%
   15,000  Ball Corp., 144A (C)
           Senior Subordinate Note
           8.250%, 08/01/08                             15,544
   85,000  Gaylord Container, Corp., 144A (C)
           Senior Subordinate Note
            9.875%, 02/15/08                            37,400
   50,000  Graham Packaging Co., 144A (C)
           Senior Subordinate Note
            8.750%, 01/15/08                            47,500

                                                       100,444


           Machinery - 0.09%
   10,000  Grove Worldwide, 144A (C)
           Senior Subordinate Note
           9.250%, 05/01/08                              8,500

           Total Corporate Notes and Bonds           8,801,273

           ( Cost $9,887,440 )

  Shares
PREFERRED STOCK - 0.23%

           Media - 0.23%
      250  Primedia, Inc., Series H                     22,500

           Total Preferred Stock                        22,500

           ( Cost $24,850 )

                See accompanying Notes to Financial Statements.

  Par Value
CERTIFICATE OF DEPOSIT - 8.32%
$ 804,779  State Street Eurodollar
            4.750%, 11/02/98                       $   804,779

           Total Certificate of Deposit                804,779

           ( Cost $804,779 )

TOTAL INVESTMENTS - 99.50%                           9,628,552

( Cost $10,717,069** )
NET OTHER ASSETS AND LIABILITIES - 0.50%                48,702

TOTAL NET ASSETS 100.00%                            $9,677,254

-------------------------------
       **  Aggregate cost for Federal tax purposes was $10,718,409.
      PIK  Payment-In-Kind
      (B) Represents securities that remain zero coupon until predetermined date, at which the stated coupon rate becomes the effective rate.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 7.40% of total net assets.
      (E) Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities act of 1933 and are considered illiquid. On October 31, 1998, the total market value of these investments was $46,500 or 0.01% of the total net assets.

           Security                  Par         Date Acquired      Cost Basis

   Versatel Telecom BV, 144A
   Senior Note, With Warrants
   13.250%, 05/15/08            $    25,000       05/21/98         $   25,000
   Versatel Telecom BV, 144A
   Senior Note, With Warrants
   13.250%, 05/15/08                 25,000       07/01/98             26,375



OTHER INFORMATION (UNAUDITED):
S&P Ratings:        % of Portfolio
BBB                         1.14%
BB                         16.09
B                          66.89
CCC                         6.17
NOTRATED                    9.71

                          100.00%

                See accompanying Notes to Financial Statements.


               GROWTH AND INCOME FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)


COMMON STOCKS - 94.36%

           Technology - 16.30%
   14,400  Computer Associates International, Inc.   $ 567,000
   13,500  EMC Corp.*                                  869,062
   10,600  Harris Corp.                                371,662
    7,400  Hewlett-Packard Co.                         445,386
    4,600  International Business Machines Corp.       682,812
    7,300  Motorola, Inc.                              379,600
    6,600  Philips Electronics N.V.                    362,173
    7,700  Texas Instruments, Inc.                     492,317

                                                     4,170,012


           Finance - 12.72%
   11,700  Allstate Corp.                              503,831
   11,470  Banc One Corp.                              560,596
   10,692  BankAmerica Corp.                           614,122
    5,000  Bankers Trust Corp.                         314,063
   10,200  Citigroup, Inc.                             480,038
    6,500  Edwards (A.G.), Inc.                        224,656
    7,100  Everest Reinsurance Holdings, Inc.          244,506
    4,800  Morgan Stanley Dean Witter & Co.            310,800

                                                     3,252,612


           Consumer Staples - 8.44%
    6,700  General Mills, Inc.                         492,450
   10,800  Kimberly-Clark Corp.                        521,100
   12,400  Nabisco Holdings Corp., Class A             468,100
    6,000  Sara Lee Corp.                              358,125
   13,900  Tyson Foods, Inc., Class A                  319,700

                                                     2,159,475


           Drugs - 8.31%
   14,400  American Home Products Corp.                702,000
    5,500  Bristol-Myers Squibb Co.                    608,094
    6,900  Glaxo Wellcome PLC, ADR                     429,525
    7,300  Pharmacia & Upjohn, Inc.                    386,444

                                                     2,126,063


           Energy - 8.10%
    5,900  Amoco Corp.                                 331,138
    4,500  Exxon Corp.                                 320,625
    7,000  Schlumberger Ltd.                           367,500
    5,400  Texaco, Inc.                                320,288
    9,500  Unocal Corp.                                322,406
   12,500  USX-Marathon Group                          408,594

                                                     2,070,551


           Communication - 7.01%
    7,100  AirTouch Communications, Inc.*              397,600
    7,400  Ameritech Corp.                             399,138
    4,700  Bell Atlantic Corp.                         249,688

           Communication (continued)
    5,900  GTE Corp.                               $   346,256
    5,200  Sprint Corp.                                399,100

                                                     1,791,782


           Consumer Cyclical - 6.67%
    4,700  Cox Communications, Inc., Class A*          257,913
   11,000  Crown Cork & Seal Co., Inc.                 350,625
   18,000  MediaOne Group, Inc.*                       761,625
   11,000  Owens-Illinois, Inc.*                       336,188

                                                     1,706,351


           Durable Goods - 6.62%
    7,538  Dana Corp.                                  315,183
    4,100  General Motors Corp.                        258,556
    8,400  Rockwell International Corp.                344,925
    2,252  SPX Corp.*                                  122,593
    3,600  United Technologies, Inc.                   342,900
    6,852  Waste Management, Inc.                      309,197

                                                     1,693,354


           Retail - 6.14%
   10,300  CVS Corp.                                   470,581
   10,800  Sears Roebuck & Co.                         485,325
    8,900  Wal-Mart Stores, Inc.                       614,100

                                                     1,570,006


           Basic Materials - 3.96%
    4,900  Dow Chemical, Inc.                          458,763
    9,700  Dexter Corp.                                283,725
    5,200  Georgia Pacific Co.                         269,100

                                                     1,011,588


           Utility - 3.77%
    2,800  Duke Energy Corp.                           181,125
    8,400  Northern States Power Co.                   226,800
    7,000  PG & E Corp.                                213,063
   12,500  Williams Companies, Inc.                    342,969

                                                       963,957


           Health Services - 3.68%
    6,700  Aetna, Inc.                                 499,988
   15,800  Tenet Healthcare Corp.*                     441,413

                                                       941,401


           Transportation - 2.64%
    7,000  Burlington Northern Santa Fe Corp.          216,125
    2,200  Delta Air Lines, Inc.                       232,238
    6,900  Norfolk Southern Corp.                      227,269

                                                       675,632

           Total Common Stocks                      24,132,784
            ( Cost $24,092,593 )

                See accompanying Notes to Financial Statements.

  Par Value
CERTIFICATE OF DEPOSIT - 1.61%

$ 412,791  State Street Eurodollar
           4.750%, 11/02/98                        $   412,791

        Total Certificate of Deposit 412,791 ( Cost $412,791 )

  Shares
INVESTMENT COMPANY -  3.91%

1,000,000  State Street Prime Money Market
           5.48%                                     1,000,000

        Total Investment Company 1,000,000 ( Cost $1,000,000 )


TOTAL INVESTMENTS - 99.88%                          25,545,575

( Cost $25,505,384** )
NET OTHER ASSETS AND LIABILITIES - 0.12%                31,454

TOTAL NET ASSETS - 100.00%                         $25,577,029
------------------------------
        *  Non-income producing security.
       ** Aggregate cost for Federal tax purposes was $25,505,779. ADR American Depositary Receipt


                See accompanying Notes to Financial Statements.


              CAPITAL APPRECIATION FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.22%

           Technology - 17.07%
    7,100  3Com Corp.*                           $     256,044
    7,500  Dallas Semiconductor Corp.                  277,500
   10,600  EMC Corp. *                                 682,375
    6,100  Gateway, Inc.                               340,456
   16,400  Interim Services, Inc.*                     348,500
    2,200  International Business Machines Corp.       326,563
    6,600  Micron Technology, Inc.*                    250,800
    9,500  Seagate Technology, Inc*                    250,563
    5,600  Texas Instruments, Inc.                     358,050
   18,600  Wang Laboratories, Inc.*                    397,575

                                                     3,488,426


           Finance - 12.83%
    8,300  Allstate Corp.                              357,419
    6,370  Banc One Corp.                              311,334
    3,300  Bankers Trust Corp.                         207,281
   10,800  Citigroup, Inc.                             508,275
    7,700  Edwards (A.G.), Inc.                        266,131
    7,200  Everest Reinsurance Holdings, Inc.          247,950
    3,700  Morgan Stanley Dean Witter & Co.            239,575
   14,300  Mutual Risk Management Ltd.                 483,519

                                                     2,621,484


           Retail - 12.20%
    7,500  Consolidated Stores Corp.*                  123,281
   13,800  Dayton Hudson Corp.                         584,775
   11,600  Rite Aid Corp.                              460,375
   13,400  Safeway, Inc.*                              640,688
    8,100  Tiffany & Co.                               261,731
   12,500  TJX Companies, Inc.                         236,719
    2,700  Wal-Mart Stores, Inc.                       186,300

                                                     2,493,869


           Consumer Cyclical - 9.48%
    8,200  Cox Communications, Inc., Class A*          449,975
   15,100  MediaOne Group, Inc.*                       638,919
   18,200  Owens-Illinois, Inc.*                       556,238
   27,100  Primedia, Inc.*                             293,019

                                                     1,938,151


           Drugs - 9.18%
    7,000  ALZA Corp.*                                 335,125
    2,400  Biogen, Inc.*                               166,800
    2,300  Bristol-Myers Squibb Co.                    254,294
    5,600  Centocor, Inc.*                             249,200
    4,200  Elan Corp., PLC, ADR*                       294,263
    3,900  Glaxo Wellcome PLC, ADR                     242,775
    6,300  Pharmacia & Upjohn, Inc.                    333,506

                                                     1,875,963


           Basic Materials - 6.31%
    2,500  Dow Chemical, Inc.                      $   234,063
    8,900  Pall Corp.                                  224,725
    7,100  Praxair, Inc.                               285,775
    7,600  Rohm & Haas Co.                             256,500
    9,300  Willamette Industries, Inc.                 288,300

                                                     1,289,363


           Energy - 5.27%
    5,000  Kerr-McGee Corp.                            199,375
    7,300  Unocal Corp.                                247,744
   11,300  USX-Marathon Group                          369,369
    9,600  Weatherford International, Inc.*            261,000

                                                     1,077,488


           Health Services - 5.01%
    6,100  Aetna, Inc.                                 455,213
   11,900  Columbia\ HCA Healthcare Corp.              249,900
    4,800  IMS Health, Inc.                            319,200

                                                     1,024,313


           Communication - 4.72%
   12,700  AirTouch Communications, Inc.*              711,200
    4,800  Telefonos de Mexico SA, Class L, ADR        253,500

                                                       964,700


           Consumer Staples - 4.61%
    8,400  Nabisco Holdings Corp., Class A             317,100
    4,700  Sara Lee Corp.                              280,531
   15,000  Tyson Foods, Inc., Class A                  345,000

                                                       942,631


           Durable Goods - 3.75%
    9,300  Raychem Corp.                               284,231
    5,000  Rockwell International Corp.                205,313
    6,110  Waste Management, Inc.                      275,714

                                                       765,258


           Transportation - 2.94%
    1,600  Delta Air Lines, Inc.                       168,900
    4,300  FDX Corp.*                                  226,012
    6,500  Midwest Express Holdings, Inc.*             205,563

                                                       600,475

           Utilities - 2.85%
    5,400  PG & E Corp.                                164,363
    6,000  Sonat, Inc.                                 181,875
    8,600  Williams Companies., Inc.                   235,963

                                                       582,201

           Total Common Stocks                      19,664,322

           ( Cost $19,282,305 )

                See accompanying Notes to Financial Statements.


     Par Value                                        Value
                                                     (Note 2)
CERTIFICATE OF DEPOSIT - 0.02%

$   3,227  State Street Eurodollar
           4.750%, 11/02/98                        $     3,227

           Total Certificate of Deposit                  3,227

           ( Cost $3,227 )

     Shares

INVESTMENT COMPANY - 2.45%

  500,000  State Street Prime Money Market
           5.48%                                       500,000

           Total Investment Company                    500,000

           ( Cost $500,000 )


TOTAL INVESTMENTS - 98.69%                          20,167,549

( Cost $19,785,532** )
NET OTHER ASSETS AND LIABILITIES - 1.31%               267,839

TOTAL NET ASSETS - 100.00%                         $20,435,388



-------------------------------
        *  Non-income producing security.
       ** Aggregate cost for Federal tax purposes was $ 19,787,320. ADR American Depositary Receipt


              INTERNATIONAL STOCK FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 89.51%

           Argentina - 1.17%
    3,300  Telefonica de Argentina S.A., ADR       $   109,106
    4,400  YPF S.A., ADR                               127,325
   11,100  Quilmes Industrial SA, ADR                  101,981

                                                       338,412


           Austria - 0.22%
      736  Eybl International AG*                       17,054
      700  KTM Motorradholding AG*                      48,359

                                                        65,413


           Australia - 5.28%
  126,770  Boral, Ltd.                                 206,151
   63,196  Broken Hill Proprietary Co., Ltd.           537,553
   24,300  Cochlear, Ltd.                              123,199
   31,882  Commonwealth Bank of Australia              396,618
  547,916  M.I.M. Holdings, Ltd.                       267,301

                                                     1,530,822


           Belgium - 0.36%
    2,020  Compagnie Maritime Belge S.A.               103,984


           Brazil - 2.50%
   14,200  Banco Bradesco S.A., ADR                     80,947
    5,700  Comanhia Brasileira de Distribuicao
             Grupo Pao de Acucar, ADR                   91,913
    9,700  Companhia Cervejaria Brahma, ADR             93,363
    3,358  Companhia Enegetica de Minaas
               Gerais S.A., ADR                         65,309
   10,000  Companhia Paranaense de Energia-Copel, ADR   77,500
  162,800  Companhia Riograndense de Telecomunicacoes   47,766
1,230,000  Eletropaulo Metropolitana*                   41,450
   16,500  Souza Cruz S.A., ADR                        112,038
    1,500  Telecomunicacoes Brasileiras S.A., ADR      113,906

                                                       724,192


           Canada - 0.26%
    5,900  Club Monaco, Inc.*                           12,427
    3,300  Maple Leaf Foods, Inc.                       27,803
    2,100  Queensway Financial Holdings, Ltd.*          36,066

                                                        76,296


           China - 0.18%
  232,000  Shenzhen Expressway Co., Ltd.                52,421


           Chile - 0.70%
    6,700  Administradora de Fondos de Pensiones
              Provida, ADR                              95,056
    2,100  Banco BHIF, ADR                              23,100
    7,500  Quinenco S.A., ADR*                          54,375
    5,200  Santa Isabel S.A., ADR                       30,225

                                                       202,756

           Columbia - 0.15%
    5,900  Banco Ganadero S.A., ADR                $    42,406


           Czech Republic - 0.22%
    2,900  Czeske Energeticke Zavody *                  65,643


           Denmark - 0.11%
      400  Falck A/S                                    31,123


           Finland - 2.75%
    4,900  Amer Group, Ltd.*                            55,439
    2,560  Asko Oyj, Class A                            42,430
      305  Orion-YHTYMA Oy, Class B*                     7,261
    3,300  Rocla Oyj                                    28,166
    1,600  Sampo Insurance Co.,Ltd, Class A             49,861
    3,500  Santasalo-Jot Oyj                            29,873
   22,670  UPM-Kymmene Oyj                             542,226
      600  Vaisala Oy, Class A                          42,517

                                                       797,773


           France - 12.62%
    1,100  Carbone Lorraine*                            63,364
      429  C.E.A. Industries                            47,879
    1,100  Cie des Signaux S.A.*                        75,225
    9,946  CNP Assurances*                             338,206
      340  Compagnie Plastic Omnium S.A.*               32,193
    4,462  Dexia France                                657,830
    3,354  Eridania Beghin-Say S.A.                    603,759
    2,544  Groupe Danone                               672,728
   10,694  Michelin, Class B                           440,835
      900  Scor, ADR                                    51,525
    3,781  Suez Lyonnaise des Eaux                     677,220

                                                     3,660,764


           Germany - 6.22%
    4,790  BASF AG                                     202,101
   11,067  Bayer AG                                    445,900
    6,730  BHF-Bank AG                                 259,580
      600  Data Modul AG                                21,187
    2,040  Deutche Bank AG*                            131,817
    6,034  Deutsche Telekom AG                         163,170
      300  DIS Deutscher Industrie Service AG           14,684
      800  Hawesko Holdings AG*                         40,080
      400  Kamps AG*                                    18,106
      210  KSB AG Vorzug                                33,970
    7,500  Marseille-Kliniken AG*                      122,230
    6,430  Veba AG*                                    352,800

                                                     1,805,625


           Greece - 0.30%
    3,811  Hellenic Telecommunication
           Organization S.A.                            86,607


                See accompanying Notes to Financial Statements.

COMMON STOCKS (continued)

           Hong Kong - 1.89%
  132,000  CDL Hotels International, Ltd.          $    33,746
  154,000  Esprit Holdings, Ltd.                        57,166
   69,000  Giordano International, Ltd.                  8,285
    7,000  Guangshen Railway Co., Ltd.                  52,500
  185,310  Jardine Strategic Holdings, Ltd.            296,496
   75,000  Peregrine Investments Holdings, Ltd* (A)          0
   30,000  Shaw Brothers, Ltd.                          12,395
   49,000  Yue Yuen Industrial Holdings                 87,308

                                                       547,896


           India - 0.96%
   10,600  Larsen & Toubro, Ltd. GDR                    72,369
    4,400  Hindalco Industries Ltd. GDR                 51,590
    9,400  State Bank of India GDR, 144A(C)             75,200
    7,300  Mahanagar Tele Nigam GDR                     78,475

                                                       277,634


           Italy - 3.76%
    5,600  Banca Popolare di Brescia                   131,857
    1,154  Banca Popolare di Milano                      9,130
    2,700  Industrie Natuzzi SpA, ADR*                  49,106
    6,900  Interpump Group SpA*                         27,863
   18,300  Manuli Rubber Industries SpA                 55,647
   49,300  Premafin Finanziaria SpA*                    27,216
  157,050  Telecom Italia SpA                          791,309

                                                     1,092,128


           Ireland - 0.40%
    7,800  Adare Printing Group PLC                     73,833
   19,100  Anglo Irish Bank Corp. PLC                   41,612

                                                       115,445


           Israel - 0.72%
    3,700  ECI Telecommunications, Ltd.                122,563
    6,800  Supersol, Ltd., ADR*                         86,700

                                                       209,263


           Japan - 11.99%
    3,000  ADERANS Co., Ltd.                            84,942
   43,000  Eisai Co., Ltd.                             674,423
  109,000  Hitachi, Ltd.                               554,586
    1,000  Honma Golf Co., Ltd.*                         4,033
    1,000  Kawasumi Laboratories                        16,731
    3,000  Laox                                         18,816
  109,000  Mazda Motor Corp.*                          406,821
   13,000  Namco, Ltd.                                 286,100
       44  Nippon Telegraph & Telephone Corp.          344,299

           Japan (contined)
  148,000  Nippon Yusen Kabushiki Kaisha           $   490,159
    3,600  Paris Miki, Inc.*                            60,448
   98,460  Sekisui Chemical Co., Ltd.                  536,440

                                                     3,477,798


           Korea - 0.89%
    4,456  Samsung Electronics, GDR                    101,263
   15,300  SK Telecom Co., Ltd., ADR*                  157,781

                                                       259,044


           Malaysia - 0.08%
   31,000  Jaya Tiasa Holdings Berhad*                  23,576


           Mexico - 2.51%
   33,880  Cemex S.A. de C.V., CPO                      80,611
    1,800  Fomento Economico Mexicano, ADR              46,913
   15,200  Fomento Economico Mexicano,
             S.A. de C.V., Class B, ADR*                39,098
   66,000  Grupo Financiero Banamex Accival,
             S.A. de C.V., Class B*                     68,560
    3,300  Grupo Televisa SA, GDR*                      89,513
   10,800  Grupo Industrial Maseca S.A. de C.V., ADR   133,650
   32,100  Kimberly-Clark de Mexico, Class A            93,366
    3,200  Panamerican Beverage, Class A                64,800
    8,500  Pepsi-Gemex S.A., ADR                        55,250
    6,700  Tubos de Acero de Mexico S.A., ADR           56,950

                                                       728,711


           Norway - 0.27%
      730  Electric Farm ASA*                                0
   19,000  P4 Radio Hele Norge ASA*                     77,414

                                                        77,414


           Netherlands - 1.74%
   11,000  KLM-Konin Luchtvaart Mij N.V.*              332,058
    3,900  N.V. Holdingmaatschappij de Telegraaf        98,525
   11,700  Scala Business Solutions N.V.*               75,306

                                                       505,889


           New Zealand - 0.54%
  191,337  Carter Holt Harvey, Ltd.                    156,037


           Portugal - 2.69%
   21,732  Banco Pinto and Sotto Mayor                 416,440
        4  Banco Totta & Acores, S.A., Registered          111
    1,278  Brisa-Auto Estradas de Portugal,S.A.,
             Registered                                 59,419

                See accompanying Notes to Financial Statements.

COMMON STOCKS (continued)

           Portugal (continued)
    4,156  Brisa-Auto Estradas de Portugal,
             S.A., Private Placement*             $    201,300
    2,900  Companhia de Seguros Mundial
             Confianca, S.A.*                           78,510
      500  Portugal Telecom S.A., ADR                   23,625

                                                       779,405


           Phillipines - 0.22%
  466,000  Benpres Holdings Corp.*                      50,238
    5,600  Benpres Holdings Corp., ADR*                 12,074
      900  Benpres Holdings Corp., GDR*                  1,440

                                                        63,752


           Poland - 0.32%
    8,000  Bank Handlowly W. Warszawie, 144A (C)        91,600


           Peru - 0.35%
    2,700  Credicorp, Ltd.*                             18,225
    6,500  Telefonica del Peru S.A., ADR                84,500

                                                       102,725


           Russia - 0.03%
    4,200  A.O. Tatneft, ADR                             8,138


           South Africa - 1.47%
   17,600  ABSA Group, Ltd.                             95,900
   15,671  Barlow, Ltd.                                 74,191
   13,300  JD Group, Ltd.                               61,778
   12,900  Rembrandt Group, Ltd.                        85,962
    5,600  South African Breweries, Ltd.*              108,849

                                                       426,680


           Singapore - 3.72%
   75,959  Singapore Airlines, Ltd.,
              Foreign Registered                       466,722
  119,597  United Overseas Bank, Ltd.,
              Foreign Registered                       562,161
   43,000  Want Want Holdings, Ltd.*                    51,170

                                                     1,080,053


           Spain - 3.73%
    1,800  Banco Pastor, S.A.                           96,223
   42,575  Fuerzas Electricas de Cataluna,
              S.A., Class A                            429,196
   34,438  Iberdrola, S.A.                             556,201

                                                     1,081,620


           Sweden - 0.91%
    5,800  Caran AB, Class B                            44,607
    3,100  Elanders AB, Class B                         56,822
    4,700  Getinge Industrier AB, Class B               72,294
    3,900  IFS AB, Class B*                             36,993
    9,100  Monark Stiga AB                              43,158
    1,372  Ortivus AB, Class B*                          9,321

                                                       263,195

           Switzerland - 4.63%
      340  Edipresse, S.A.*                        $    92,814
      100  Eichhof Holding AG, Registered              113,620
      780  Gretag Imaging Group*                        70,784
       80  Liechtenstein Global Trust AG                99,336
       55  Moevenpick Holding AG                        24,185
      130  SAIA-Burgess Electronics AG*                 31,459
      993  The Swatch Group                            547,271
      934  Swisscom AG, Registered*                    316,295
      520  Swisslog Holdings AG, Registered             47,381

                                                     1,343,145


           Thailand - 0.12%
   43,000  Bangkok Expressway Public Co., Ltd.,
             Foreign Registered*                        33,937


           United Kingdom - 12.12%
   15,800  Ashtead Group PLC                            51,844
   71,490  Blue Circle Industries PLC                  390,161
  230,030  BTR PLC                                     402,422
    8,700  Carpetright PLC                              26,653
   29,269  Cookson Group PLC                            60,759
   20,400  Corporate Services Group PLC                 51,227
    3,100  Denison International PLC, ADR*              45,725
   12,100  Devro PLC                                    57,124
   24,700  Dialog Corp. PLC*                            64,610
   35,800  Enterprise Oil PLC*                         244,526
    1,947  Euromoney Publications PLC                   47,262
    5,100  Games Workshop Group PLC                     47,385
    5,200  Goode Durrant PLC*                           27,248
   43,215  Greenalls Group PLC                         235,125
   20,600  Hogg Robinson PLC                            76,905
    8,500  Hozelock Group PLC                           29,527
   31,864  Imperial Tobacco Group PLC                  328,063
   13,900  JBA Holdings PLC                             67,483
    2,400  Manganese Bronze Holdings PLC*                8,699
   15,100  Man (Ed&F) Group PLC*                        83,168
  126,720  Rolls-Royce PLC                             467,773
    9,088  Seton Healthcare Group PLC                  115,628
    5,700  Signet Group PLC, ADR*                       91,913
   78,542  Tomkins PLC                                 363,562
   11,926  United Biscuits Holdings PLC*                46,918
   19,700  Victrex PLC                                  46,831
    8,800  Westminster Health Care Holdings PLC         38,156

                                                     3,516,697


           Venezuela - 0.41%
    3,500  Compania Anonima Nacional Telefonos
             de Venezuela, ADR                          54,250
   16,000  Mavesa, S.A., ADR                            64,000

                                                       118,250

           Total Common Stocks                      25,964,269

           ( Cost $26,900,288 )

                See accompanying Notes to Financial Statements.

PREFERRED STOCKS - 1.62%

           Brazil - 0.85%
  180,000  Banco Itau S.A.                         $    87,519
  410,000  Companhia Cimento Portland Itau              54,992
  437,169  Telecomunicacoes de Sao Paulo S.A.*          73,295
  580,000  Telecomunicacoes de Sao Paulo
             Celular S.A., Class B                      28,686

                                                       244,492


           Germany - 0.77%
    2,900  Fielmann AG                                 129,535
    1,900  ProSbien Media AG                            94,616

                                                       224,151

           Total Preferred Stocks                      468,643

           ( Cost $488,695 )

  Par Value
CERTIFICATE OF DEPOSIT - 13.05%

$3,785,761 State Street Eurodollar
           4.750%, 11/02/98                        $ 3,785,761

           Total Certificate of Deposit              3,785,761

           ( Cost $3,785,761 )

TOTAL INVESTMENTS - 104.18%                         30,218,673

( Cost $31,174,744** )
NET OTHER ASSETS AND LIABILITIES - (4.18)%          1,212,905)

TOTAL NET ASSETS - 100.00%                         $29,005,768

----------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal tax purposes was $31,201,088.
      (A)  As of January 8, 1998, security trading has been suspended.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      ADR  American Depository Receipt
      GDR  Global Depository Receipt

As of October 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $18,592.

                                                                                     Net Unrealized
                                                                                      Appreciation
    Contracts to Deliver            In Exchange For         Settlement Date          (Depreciation)

   Japanese Yen 109,158,283      U.S. Dollars  946,325          12/02/98              $     (4,320)
   Singapore Dollars538,497      U.S.Dollars   311,000          03/19/99                    22,912

                                                                                      $     18,592


OTHER INFORMATION (UNAUDITED):

Industry Concentration as a Percentage of Net Assets:
                         % of Net Assets                         % of Net Assets
Finance                        17.66%        Basic Materials            4.44%
Certificate of Deposit         13.05         Chemicals & Drugs          4.11
Consumer Staples                8.82         Health                     4.04
Communication                   8.60         Metals & Mining            3.99
Transportation                  7.57         Agriculture                2.08
Energy                          7.01         Technology                 1.87
Building & Construction         6.21         Media                      1.73
Industrial                      5.92         Business Services          1.16
Consumer Cyclical               5.92         Net Other Assets
                                               and Liabilities        (4.18)

                                                                     100.00%

                See accompanying Notes to Financial Statements.

                      Statements of Assets and Liabilities

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Cash Reserves                  Bond
                                                                                           Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments (Note 2):
     Investments at cost                                                            $       5,236,491         $       6,815,769
     Net unrealized appreciation (depreciation)                                                    --                    62,246
                                                                                    -----------------         -----------------
       Total investments at value                                                           5,236,491                 6,878,015
   Cash                                                                                            --                        --
   Foreign currency (Cost $1,235,539)(Note 2)                                                      --                        --
Receivables:
   Investments sold                                                                                --                        --
   Fund shares sold                                                                                71                    35,329
   Dividends and interest                                                                          40                   103,141
   Dividend tax reclaim                                                                            --                        --
   Due from Adviser, net                                                                       12,794                    14,399
Net unrealized appreciation on forward currency contracts                                          --                        --
Deferred organization and offering costs                                                       39,060                    39,060
Prepaid insurance                                                                                 121                       121
                                                                                    -----------------         -----------------
       Total Assets                                                                         5,288,577                 7,070,065
                                                                                    -----------------         -----------------

Liabilities:
Payables:
   Investments purchased                                                                           --                        --
   Fund shares repurchased                                                                     12,000                     1,566
   Due to custodian                                                                               210                       205
   Administration and transfer agent fees                                                       7,673                     8,145
   Trustees' fees                                                                                 171                       221
   Distribution fees - Class B                                                                    568                     1,324
   Shareholder servicing fees                                                                      --                     1,423
Accrued expenses and other payables                                                            34,874                    34,884
                                                                                    -----------------         -----------------
       Total Liabilities                                                                       55,496                    47,768
                                                                                    -----------------         -----------------
Net Assets                                                                          $       5,233,081         $       7,022,297
                                                                                    =================         =================

Net Assets consist of
   Paid-in capital                                                                  $       5,209,323         $       6,926,107
   Accumulated undistributed (distribution in excess of) net investment income                 23,338                    23,446
   Accumulated net realized gain (loss) on investments sold,
     foreign currency related transactions and futures contracts                                  420                    10,498
   Net unrealized appreciation (depreciation) of investments (including appreciation of foreign currency related transactions of $31,501 in
     the International Stock Fund)                                                                 --                    62,246
                                                                                    -----------------         -----------------
Total Net Assets                                                                    $       5,233,081         $       7,022,297
                                                                                    =================         =================

Class A Shares:
   Net Assets                                                                       $       4,338,718         $       4,797,089
   Shares of beneficial interest outstanding                                                4,338,098                   472,995
   Net Asset Value and redemption price per share                                   $            1.00         $           10.14
   Sales charge of offering price*                                                               0.06                      0.46
                                                                                    -----------------         -----------------
   Maximum offering price per share                                                 $            1.06         $           10.60
                                                                                    =================         =================

Class B Shares:
   Net Assets                                                                       $         894,363         $       2,225,208
   Shares of beneficial interest outstanding                                                  894,343                   219,351
   Net Asset Value and offering price per share**                                   $            1.00         $           10.14
                                                                                    =================         =================

------------------------------------------------------------------------------------------------------------------------------------

  * Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund and International Stock Fund.
 ** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
        Balanced                 High Income           Growth and Income          Capital Appreciation      International Stock
          Fund                       Fund                     Fund                        Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------




  $       22,189,804         $      10,717,069         $       25,505,384        $       19,785,532         $      31,174,744
             407,556                (1,088,517)                    40,191                   382,017                  (956,071)
  ------------------        ------------------         ------------------        ------------------         -----------------
          22,597,360                 9,628,552                 25,545,575                20,167,549                30,218,673
                  --                        --                         36                        --                    13,673
                  --                        --                         --                        --                 1,238,210

             112,843                    33,090                     15,010                   129,780                   277,565
             280,312                    91,342                    326,435                   131,324                    13,731
             131,966                   210,259                     21,345                    11,368                    52,186
                  --                        --                         --                        --                     7,890
               7,017                    11,795                      4,345                     5,508                        67
                  --                        --                         --                        --                    18,592
              39,060                    39,060                     39,060                    39,060                    39,060
                 121                       203                        121                       121                       813
  ------------------        ------------------         ------------------        ------------------         -----------------
          23,168,679                10,014,301                 25,951,927                20,484,710                31,880,460
  ------------------        ------------------         ------------------        ------------------         -----------------


                  --                   281,262                    314,670                        --                 2,809,373
               2,150                        --                      4,782                     1,456                       504
                 133                       875                         --                        75                        --
               9,244                     9,850                      9,892                     8,849                    12,076
                 479                       306                        757                       470                       763
               4,233                     2,208                      8,204                     3,994                       789
               3,090                     1,975                      4,882                     3,028                     4,917
              39,503                    40,571                     31,711                    31,450                    46,270
  ------------------        ------------------         ------------------        ------------------         -----------------
              58,832                   337,047                    374,898                    49,322                 2,874,692
  ------------------        ------------------         ------------------        ------------------         -----------------
  $       23,109,847         $       9,677,254         $       25,577,029        $       20,435,388         $      29,005,768
  ==================        ==================         ==================        ==================         =================

  $       22,676,985         $      10,808,901         $       25,519,363        $       25,045,308         $      28,401,933
              22,711                    23,986                     19,303                    10,070                   321,481

               2,595                   (67,116)                    (1,828)                   (2,007)                1,206,924

             407,556                (1,088,517)                    40,191                   382,017                  (924,570)
  ------------------        ------------------         ------------------        ------------------         -----------------
  $       23,109,847         $       9,677,254         $       25,577,029        $       20,435,388         $      29,005,768
  ==================        ==================         ==================        ==================         =================

  $       15,670,183         $       6,044,667         $       11,169,102        $       13,410,216         $      27,656,348
           1,467,763                   682,660                  1,026,186                 1,214,721                 2,674,063
  $            10.68         $            8.85         $            10.88        $            11.04         $           10.34
                0.60                      0.40                       0.61                      0.62                      0.58
  ------------------        ------------------         ------------------        ------------------         -----------------
  $            11.28         $            9.25         $            11.49        $            11.66         $           10.92
  ==================        ==================         ==================        ==================         =================

  $        7,439,664         $       3,632,587         $       14,407,927        $        7,025,172         $       1,349,420
             696,605                   410,272                  1,324,848                   639,902                   131,268
  $            10.68         $            8.85         $            10.88        $            10.98         $           10.28
  ==================        ==================         ==================        ==================         =================



                            Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Cash Reserves                  Bond
                                                                                       Fund(1)                    Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the Period Ended       For the Period Ended
                                                                                  October 31, 1998           October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Dividends                                                                        $              --         $              --
   Interest                                                                                   188,747                   221,039
     Less: Foreign taxes withheld                                                                  --                        --
                                                                                    -----------------         -----------------
     Total investment income                                                                  188,747                   221,039
                                                                                    -----------------         -----------------

 EXPENSES:
   Management fees (Note 3)                                                                    13,907                    18,516
   Administration and transfer agent fees (Note 3)                                             75,502                    77,720
   Registration expenses                                                                       28,218                    27,178
   Custodian fees                                                                               4,301                     2,088
   Professional fees                                                                           11,248                    11,373
   Reports to shareholder expense                                                               1,023                     1,216
   Trustees' fees (Note 3)                                                                      1,033                     1,084
   Distribution fees -  Class B (Note 3)                                                        1,858                     4,966
   Shareholder servicing fees - Class A (Note 3)                                                   --                     7,603
   Shareholder servicing fees - Class B (Note 3)                                                   --                     1,655
   Amortization of organization and offering costs (Note 2)                                    28,717                    28,717
   Other expenses                                                                               1,455                     1,644
                                                                                    -----------------         -----------------
     Total expenses before reimbursement                                                      167,262                   183,760
     Less reimbursement (Note 3)                                                             (146,288)                 (145,479)
     Less Management fee waiver (Note 3)                                                           --                   (11,294)
                                                                                    -----------------         -----------------
     Total expenses net of reimbursement/waiver                                                20,974                    26,987
                                                                                    -----------------         -----------------
 net investment income (loss)                                                                 167,773                   194,052
                                                                                    -----------------         -----------------

 net realized and unrealized gain (loss) on investments (Note 2):
   Net realized gain (loss) on investments (including a net realized gain on
     foreign currency transactions of $92,467 in the International Stock Fund)                    420                    10,498
   Net realized gain (loss) on futures contracts                                                   --                        --
   Net change in unrealized appreciation (depreciation) on investments
     (including a net unrealized appreciation on foreign currency related
     transactions of $31,501 in the International Stock Fund)                                      --                    62,246
                                                                                    -----------------         -----------------

   NET realized and unrealized GAIN (LOSS) ONINVESTMENTS                                           420                   72,744
                                                                                    -----------------         -----------------

 NET INCREASE (DECREASE)IN NET ASSETS FROM OPERATIONS                                $         168,193        $         266,796
                                                                                    ==================        =================

------------------------------------------------------------------------------------------------------------------------------------

(1) Funds commenced operations on December 29, 1997.

                See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
          Balanced              High Income            Growth and Income        Capital Appreciation       International Stock
           Fund(1)                 Fund(1)                   Fund(1)                   Fund(1)                   Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
    For the Period Ended    For the Period Ended      For the Period Ended      For the Period Ended      For the Period Ended
      October 31, 1998        October 31, 1998          October 31, 1998          October 31, 1998          October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------


  $           42,716         $           1,418         $          156,852        $           61,570         $         458,903
             200,044                   530,054                     44,058                    33,622                   123,750
                  --                        --                         --                        --                   (50,892)
  ------------------         -----------------         ------------------        ------------------         -----------------
             242,760                   531,472                    200,910                    95,192                   531,761
  ------------------         -----------------         ------------------        ------------------         -----------------


              43,515                    34,493                     60,851                    54,599                   203,368
              83,366                    89,844                     86,233                    81,355                   114,723
              28,188                    28,557                     29,347                    28,047                    28,642
               8,025                     4,855                     10,141                     7,887                    69,130
              12,530                    12,512                     14,296                    12,821                    18,988
               2,344                     1,868                      3,824                     2,475                     5,624
               1,798                     1,844                      2,852                     1,951                     6,157
              17,148                    11,472                     38,574                    18,777                     3,781
              11,020                    11,855                     14,802                    11,940                    47,161
               5,716                     3,823                     12,859                     6,260                     1,260
              28,717                    28,717                     28,717                    28,717                    28,717
               2,385                     2,637                      3,203                     2,635                     9,861
  ------------------         -----------------         ------------------        ------------------         -----------------
             244,752                   232,477                    305,699                   257,464                   537,412
            (153,963)                 (158,311)                  (156,486)                 (151,327)                 (223,725)
                  --                        --                         --                        --                        --
  ------------------         -----------------         ------------------        ------------------         -----------------
              90,789                    74,166                    149,213                   106,137                   313,687
  ------------------         -----------------         ------------------        ------------------         -----------------
             151,971                   457,306                     51,697                   (10,945)                  218,074
  ------------------         -----------------         ------------------        ------------------         -----------------



              11,081                   (67,321)                   (40,804)                  (46,187)                1,306,953
              (8,486)                       --                     38,976                    44,180                        --

             407,556                (1,088,517)                    40,191                   382,017                  (924,570)
  ------------------         -----------------         ------------------        ------------------         -----------------

             410,151                (1,155,838)                    38,363                   380,010                   382,383
  ------------------         -----------------         ------------------        ------------------         -----------------

  $          562,122         $        (698,532)        $           90,060        $          369,065         $         600,457
  ==================         =================         ==================        ==================         =================


                      Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Cash Reserves                           Bond
                                                                              Fund(1)                             Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        For the Period Ended               For the Period Ended
                                                                          October 31, 1998                   October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period                                          $      50,000                      $         50,000
                                                                       -----------------                      ----------------
Increase in net assets from operations:
   Net investment income                                                         167,773                               194,052
   Net realized gain (loss)                                                          420                                10,498
   Net change in unrealized appreciation (depreciation)                               --                                62,246
                                                                       -----------------                      ----------------
   Net increase (decrease) in net assets from operations                         168,193                               266,796
                                                                       -----------------                      ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                                    (157,807)                             (163,646)
     Class B                                                                      (9,966)                              (30,406)
   Distributions in excess of net investment income
     Class A                                                                          --                                    --
     Class B                                                                          --                                    --
                                                                        -----------------                     ----------------
     Total distributions                                                        (167,773)                             (194,052)
                                                                        -----------------                     ----------------

Capital Stock transactions:
   Class A Shares
     Shares sold                                                               5,496,824                             4,702,204
     Issued to shareholders in reinvestment of distributions                     157,329                               163,461
     Shares redeemed                                                          (1,364,778)                             (174,114)
                                                                        -----------------                     ----------------
     Net increase from capital stock transactions                              4,289,375                             4,691,551
                                                                        -----------------                     ----------------
   Class B Shares
     Shares sold                                                               1,315,996                             2,223,002
     Issued to shareholders in reinvestment of distributions                       9,489                                28,634
     Shares redeemed                                                            (432,199)                              (43,634)
                                                                        -----------------                     ----------------
     Net increase from capital stock transactions                                893,286                             2,208,002
                                                                        -----------------                     ----------------
Total increase in net assets                                                   5,183,081                             6,972,297
                                                                        -----------------                     ----------------

NETASSETS at end of period (including line A)                              $   5,233,081                      $      7,022,297
                                                                        =================                     ================

(A) Undistributed (distribution in excess of) net investment income          $    23,338                      $         23,446
                                                                        =================                     ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                               5,496,384                               469,093
     Issued to shareholders in reinvestment of distributions                     157,376                                16,269
     Shares redeemed                                                          (1,364,662)                              (17,267)
                                                                       -----------------                      ----------------
     Net increase in shares outstanding                                        4,289,098                               468,095
                                                                       -----------------                      ----------------
   Class B Shares
     Shares sold                                                               1,314,093                               220,718
     Issued to shareholders in reinvestment of distributions                       9,643                                 2,834
     Shares redeemed                                                            (430,393)                               (4,301)
                                                                       -----------------                      ----------------
     Net increase in shares outstanding                                          893,343                               219,251
                                                                       -----------------                      ----------------

------------------------------------------------------------------------------------------------------------------------------------

(1)  Funds commenced operations on December 29, 1997.
(2)  Represents less than 1/2 of a share.

                See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
          Balanced              High Income          Growth and Income     Capital Appreciation      International Stock
           Fund(1)                 Fund(1)                 Fund(1)                Fund(1)                  Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
    For the Period Ended    For the Period Ended    For the Period Ended   For the Period Ended     For the Period Ended
      October 31, 1998        October 31, 1998        October 31, 1998       October 31, 1998         October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

     $          50,000       $          50,000       $           50,000      $           50,000      $           50,000


               151,971                 457,306                   51,697                 (10,945)                218,074
                 2,595                 (67,321)                  (1,828)                 (2,007)              1,306,953
               407,556              (1,088,517)                  40,191                 382,017                (924,570)

               562,122                (698,532)                  90,060                 369,065                 600,457



              (114,070)               (352,444)                 (48,609)                     --                 (19,999)
               (37,901)               (104,862)                  (3,088)                     --                      (1)

                  (590)                     --                   (3,054)                 (2,999)                     --
                  (306)                     --                   (2,653)                     (1)                     --

              (152,867)               (457,306)                 (57,404)                 (3,000)                (20,000)



            15,586,877               6,528,079               11,287,655              13,061,416              26,957,663
               114,515                 350,011                   51,706                   2,999                  19,999
              (458,280)               (149,760)                (439,612)               (198,712)                (66,752)

            15,243,112               6,728,330               10,899,749              12,865,703              26,910,910


             7,559,659               4,060,617               15,004,465               7,326,656               1,487,111
                37,560                  92,006                    5,698                       1                       1
              (189,739)                (97,861)                (415,539)               (173,037)                (22,711)

             7,407,480               4,054,762               14,594,624               7,153,620               1,464,401

            23,059,847               9,627,254               25,527,029              20,385,388              28,955,768


     $      23,109,847       $       9,677,254       $       25,577,029      $       20,435,388      $       29,005,768



     $          22,711       $          23,986       $           19,303      $           10,070      $          321,481






             1,494,109                 657,540                1,057,206               1,227,548               2,672,922
                10,884                  36,216                    4,825                     293                   1,949
               (42,130)                (15,996)                 (40,745)                (18,020)                 (5,708)

             1,462,863                 677,760                1,021,286               1,209,821               2,669,163


               710,854                 410,828                1,363,973                 656,474                 133,396
                 3,588                   9,755                      557                     --(2)                   --(2)
               (17,937)                (10,411)                 (39,782)                (16,672)                 (2,228)

               696,505                 410,172                1,324,748                 639,802                 131,168


          Financial Highlights for a Share Outstanding during the period ended October 31, 1998
                                                                                                       Cash Reserves Fund
                                                                                                --------------------------------
                                                                                                 Class A                 Class B
                                                                                               ----------              ----------
                                                                                                 Period                  Period
                                                                                                  Ended                   Ended
                                                                                               10/31/98(a)            10/31/98(a)
                                                                                             ------------            ------------

Net Asset Value, Beginning of Period                                                           $       1.00          $       1.00
   Income from Investment Operations:
     Net investment income                                                                             0.04                  0.03
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.04                  0.03
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.04)                (0.03)
                                                                                                   ---------             ---------
       Total distributions                                                                            (0.04)                (0.03)
                                                                                                   ---------             ---------
Net increase in net asset value                                                                         --                    --
                                                                                                   ---------             ---------
Net Asset Value, End of Period                                                                  $      1.00          $       1.00
                                                                                                   =========             =========

Total Return2+                                                                                         4.21%                 3.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $   4,339              $    894
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       4.76%                 5.51%
   After reimbursement of expenses by Adviser1                                                         0.55%                 1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        0.67%                (0.08)%
   After reimbursement of expenses by Adviser1                                                         4.88%                 4.13%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Cash  Reserves  Fund  Class A and  Cash  Reserves  Fund  Class B  commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.


     Financial Highlights for a Share Outstanding during the period ended October 31, 1998
                                                                                                          Bond Fund
                                                                                              --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                    Ended                Ended
                                                                                                 10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.45                  0.39
     Net realized and unrealized gain on investments                                                   0.14                  0.14
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.59                  0.53
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.45)                (0.39)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.45)                (0.39)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.14                  0.14
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.14          $      10.14
                                                                                                  =========             =========

Total Return2+                                                                                         6.08%                 5.36%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                           $      4,797             $   2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       4.83%                 5.58%
   After reimbursement of expenses by Adviser1                                                         0.60%                 1.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        1.14%                 0.39%
   After reimbursement of expenses by Adviser1                                                         5.37%                 4.62%
Portfolio Turnover                                                                                       95%                   95%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Bond Fund Class A and Bond Fund Class B commenced  investment  operations on December 29, 1997.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                        Balanced Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.21                  0.14
     Net realized and unrealized gain on investments                                                   0.68                  0.68
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.89                  0.82
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.21)                (0.14)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.21)                (0.14)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.68                  0.68
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.68          $      10.68
                                                                                                  =========             =========

Total Return2+                                                                                         8.92%                 8.24%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  15,670             $   7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.40%                 4.15%
   After reimbursement of expenses by Adviser1                                                         1.10%                 1.85%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        0.23%                (0.52)%
   After reimbursement of expenses by Adviser1                                                         2.53%                 1.78%
Portfolio Turnover                                                                                       60%                   60%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Balanced  Fund  Class A and  Balanced  Fund  Class B  commenced  investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                      High Income Fund
                                                                                              --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                   Ended                Ended
                                                                                                10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.61                  0.55
     Net realized and unrealized (loss) on investments                                                (1.15)                (1.15)
                                                                                                  ---------             ---------
       Total from investment operations                                                               (0.54)                (0.60)
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.61)                (0.55)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.61)                (0.55)
                                                                                                  ---------             ---------
Net decrease in net asset value                                                                       (1.15)                (1.15)
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $       8.85          $       8.85
                                                                                                  =========             =========

Total Return2+                                                                                        (5.78)%               (6.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $   6,045             $   3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.52%                 4.27%
   After reimbursement of expenses by Adviser1                                                         1.00%                 1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        4.95%                 4.20%
   After reimbursement of expenses by Adviser1                                                         7.47%                 6.72%
Portfolio Turnover                                                                                       56%                   56%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    High Income  Fund Class A and High Income Fund Class B commenced  investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                      Growth and Income Fund
                                                                                                --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                    Ended                Ended
                                                                                                 10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.07                  0.01
     Net realized and unrealized gain on investments                                                   0.89                  0.89
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.96                  0.90
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.07)                (0.01)
     Distributions in excess of net investment income                                                 (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.08)                (0.02)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.88                  0.88
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.88          $      10.88
                                                                                                  =========             =========

Total Return2+                                                                                         9.57%                 8.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  11,169             $  14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       2.41%                 3.16%
   After reimbursement of expenses by Adviser1                                                         1.00%                 1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (0.60)%               (1.35)%
   After reimbursement of expenses by Adviser1                                                         0.81%                 0.06%
Portfolio Turnover                                                                                        5%                    5%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Growth and Income  Fund Class A and Growth and Income Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                  Capital Appreciation Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income (loss)                                                                      0.01                 (0.02)
     Net realized and unrealized gain on investments                                                   1.04                  1.01
                                                                                                  ---------             ---------
       Total from investment operations                                                                1.05                  0.99
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions in excess of net investment income                                                 (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.01)                (0.01)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        1.04                  0.98
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      11.04          $      10.98
                                                                                                  =========             =========

Total Return2+                                                                                        10.51%                 9.91%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  13,410             $   7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.28%                 4.03%
   After reimbursement of expenses by Adviser1                                                         1.20%                 1.95%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (1.97)%               (2.72)%
   After reimbursement of expenses by Adviser1                                                         0.11%                (0.64)%
Portfolio Turnover                                                                                       10%                   10%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Capital Appreciation Fund Class A and Capital Appreciation Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                   International Stock Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.08                  0.03
     Net realized and unrealized gain on investments                                                   0.27                  0.26
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.35                  0.29
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.01)                (0.01)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.34                  0.28
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.34          $      10.28
                                                                                                  =========             =========

Total Return2+                                                                                         3.60%                 2.90%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  27,656             $   1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       2.76%                 3.51%
   After reimbursement of expenses by Adviser1                                                         1.60%                 2.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (0.01)%               (0.76)%
   After reimbursement of expenses by Adviser1                                                         1.15%                 0.40%
Portfolio Turnover                                                                                       60%                   60%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    International Stock Fund Class A and International Stock Fund Fund Class B commenced investment operations on
       December 29, 1997.

                See accompanying Notes to Financial Statements.

                         Notes to Financial Statements

1. Organization
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers seven Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund, each commencing operations on December 29, 1997.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1 per share and the sale of 4,900 Class A shares and 100 Class B shares of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10 per share on November 10, 1997.

2. Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements

     Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available will normally be valued on the basis of market quotations furnished by a pricing service which has been approved by The Board of Trustees. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair values as determined in good faith by and under the general supervision of The Board of Trustees.

     Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

     Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

     Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

     Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state securities regulation. These organization and offering costs are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, CIMCO has agreed to reimburse the Fund promptly.

     Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The High Income and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are catergorized as gain or loss on investments for financial reporting purposes.

     Forward  Foreign  Currency   Exchange   Contracts:   The  High  Income  and
     International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or offset by a matching contract. As of October 31, 1998, International Stock Fund had open forward foreign currency contracts.

     Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     Reclassification Adjustments: Paid in Capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds for the period from the commencement of investment operations to October 31, 1998 as follows:

                            Decrease             Increase            Accumulated
                             Paid-in         Undistributed Net         Realized
Fund                        capital          Investment Income           Gain
Cash Reserves            $   (23,338)        $     23,338                  --
Bond                         (23,446)              23,446                  --
Balanced                     (23,607)              23,607                  --
High Income                  (24,191)              23,986                 205
Growth & Income              (25,010)              25,010                  --
Capital Appreciation         (24,015)              24,015                  --
International Stock          (23,378)             123,407            (100,029)

     For federal income tax purposes, the High Income Fund, Growth and Income Fund, and Capital Appreciation Fund have capital loss carryovers of $66,186, $1,433, and $219, respectively, as of October 31, 1998, which if not offset by subsequent capital gains, will expire in 2006.

3. Advisory, Administration and Distribution Agreements
The Trust has entered into an Investment Advisory Agreement with CIMCO Inc. (the "Investment Adviser"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and 1.05% for the International Stock Fund. The Investment Adviser has entered into Subadviser Agreements for the management of the investments of the High Income Fund and the International Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for these funds are Massachusetts Financial Services Company for the High Income Fund and IAI International Limited and Lazard Asset Management for the International Stock Fund.

The Investment Adviser voluntarily agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Adviser at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. The Investment Adviser has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

    Fund                         Class A          Class B
    Cash Reserves Fund            0.55%            1.30%
    Bond Fund*                    0.90%            1.65%
    Balanced Fund                 1.10%            1.85%
    High Income Fund              1.00%            1.75%
    Growth and Income Fund        1.00%            1.75%
    Capital Appreciation Fund     1.20%            1.95%
    International Stock Fund      1.60%            2.35%

    * For the period June 1, 1998 through October 31, 1998, the Investment Adviser has also agreed to waive its 0.50% management fee on the Bond Fund, which resulted in a net expense for that period of 0.40% and 1.15% for Class A and Class B, respectively.

For the period from commencement of Fund operations on December 29, 1997 through October 31, 1998, the Investment Adviser reimbursed expenses of $146,288 for the Cash Reserves Fund, $145,479 for the Bond Fund, $153,963 for the Balanced Fund, $158,311 for the High Income Fund, $156,486 for the Growth and Income Fund, $151,327 for the Capital Appreciation Fund, and $223,725 for the International Stock Fund. In addition, for the period from June 1, 1998 through October 31, 1998 the Investment Adviser waived its management fee of $11,294 for the Bond Fund.

Any reimbursements made by the Investment Adviser to a Fund are subject to repayment by the Fund within the subsequent eighteen months, to the extent that the Fund is able to make the repayment within its expense cap.

The Trust and First Data Investor Services Group, Inc. ("First Data"), which is a wholly-owned subsidiary of First Data Corporation, are parties to an agreement under which First Data provides administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. Currently, at October 31, 1998, the Funds are at the minimum of $3,500 per Fund, per Class, per month until aggregate net assets reach $392 million.

In addition, First Data also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, First Data compensates the Trust's custodian bank, State Street, for its services in addition to the fees First Data receives.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders. In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the period ended October 31, 1998, sales charges received by CUNA Brokerage were as follows:

        Cash Reserves         $    71,116
        Bond                      141,066
        Balanced                  477,159
        High Income               205,263
        Growth & Income           895,319
        Capital Appreciation      467,163
        International Stock        90,775

Certain officers and trustees of the Funds are also officers of the Trust. The Funds do not compensate its officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. Dividends from Net Investment Income and Distributions of Capital Gains
With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. Securities Transactions
For the period from commencement of fund operations on December 29, 1997 through October 31, 1998, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                     U.S. Government                    Other Investment
                                       Securities                          Securities
                             ------------------------------       -----------------------------
     Fund                       Purchases          Sales             Purchases        Sales
     Bond                     $ 3,534,211     $  1,817,023         $ 6,407,956    $ 1,548,557
     Balanced                   6,709,484        3,542,248          18,701,027        750,544
     High Income                       --               --          13,320,723      3,362,220
     Growth & Income                   --               --          24,654,126        520,707
     Capital Appreciation              --               --          20,141,463        812,924
     International Stock               --               --          37,601,699     11,426,887


At October 31, 1998, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

     Fund                     Appreciation    (Depreciation)          Net
     Bond                 $        91,278    $     (29,032)   $      62,246
     Balanced                   1,009,195         (601,639)         407,556
     High Income                   11,880       (1,101,737)      (1,089,857)
     Growth & Income            1,972,371       (1,932,575)          39,796
     Capital Appreciation       1,672,448       (1,292,219)         380,229
     International Stock        2,398,432       (3,380,847)        (982,415)

6. Foreign Securities
Each Fund may invest in foreign securities, although only the High Income Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund may invest all of its assets in foreign securities and the High Income Fund may invest up to half of its assets in foreign securities. No Fund will concentrate its investments in any particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities").
Foreign securities include ADR's, EDR's, GDR's, and foreign money market securities.

7. Financial Instruments
Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movement.

8. Concentration of Risk
The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. Capital shares and affiliated Ownership
Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 1998, investments in the Funds by affiliates were as follows:

                                        CUNA Mutual             CUNA Mutual                   CUMIS
  Fund                 Class      Life Insurance Company     Insurance Society      Insurance Society, Inc.

Cash Reserves            A               $  1,563,090           $  1,562,048        $              --
                         B                         --                  1,035                       --
Bond                     A                  1,569,535              1,568,489                       --
                         B                         --                  1,039                       --
Balanced                 A                  3,004,118              3,061,604                5,006,869
                         B                         --                  1,014                       --
High Income              A                  5,313,073                     --                       --
                         B                      1,056                     --                       --
Growth and Income        A                         --              1,510,512                1,511,519
                         B                         --                  1,002                       --
Capital Appreciation     A                         --              1,500,499                6,501,500
                         B                         --                  1,001                       --
International Stock      A                  3,003,000              5,003,999               18,012,000
                         B                         --                  1,001                       --
Total Investments                         $14,453,872            $14,213,243              $31,031,888

                       Report of Independent Accountants

The Board of Trustees and Shareholders
MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund (funds within MEMBERS Mutual Funds) as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from December 29, 1997 (commencement of operations) to October 31, 1998. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and
Income Fund, Capital Appreciation Fund and International Stock Fund as of October 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 11, 1998



                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(b)      N/A

(c)      N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

(d)(3)   Investment   Sub-Advisory  Agreement  with  IAI  International  Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(4)   Investment   Sub-Advisory   Agreement  with  Lazard  Asset   Management
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)      N/A

(g) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(i) Opinion and Consent of Sutherland, Asbill & Brennan LLP. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 10.

(j)      Consent of KPMG Peat Marwick LLP.

(k)      N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2)   Subscription   Agreement  with  CUNA  Mutual  Life  Insurance   Company
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3)   Subscription Agreement with CUMIS

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(3) Service Plan for Class D Shares Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(n)      Financial Data Schedules

(o) Plan of Multiple Classes of Shares Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.


Other Exhibits

Powers of Attorney incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.


Item 24.  Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own CIMCO Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                  ORGANIZATIONAL CHART AS OF DECEMBER 31, 1998

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

         1.       CUNA Mutual Investment Corporation
                  Business: Holding Company
                  September 15, 1972*
                  State of domicile: Wisconsin

CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960*
                           State of domicile: Wisconsin

                  CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                           (1)      Credit Union Mutual Insurance Society New
                                       Zealand Ltd.
                                    Business: Fidelity Bond Coverage
                                    November l, 1990*
                                    State of domicile: Wisconsin

                  b.                CUNA Brokerage Services, Inc.
                                    Business: Brokerage
                                    July 19, 1985*
                                    State of domicile: Wisconsin

                  c.                CUNA Mutual General Agency of Texas, Inc.
                                    Business: Managing General Agent
                                    August 14, 1991*
                                    State of domicile: Texas

                  d.                MEMBERS Life Insurance Company
                                    Business: Credit Disability/Life/Health
                                    February 27, 1976*
                                    State of domicile: Wisconsin
                                    Formerly CUMIS Life & CUDIS

                  e.                International Commons, Inc.
                                    Business: Special Events
                                    January 13, 1981*
                                    State of domicile: Wisconsin

                  f.                CUNA Mortgage Corporation
                                    Business: Mortgage Servicing
                                    November 20, 1978*
                                    State of domicile: Wisconsin

                           (1)      CU Mortgage Corporation Inc.
                                    Business:  Mortgage Servicing
                                    May 28, 1987*
                                    State of domicile:  California

                  g.                Investors Equity Insurance Company, Inc.
                                    Business: Private Mortgage Insurance
                                    April 14, 1994*
                                    State of Domicile: California

                  h.                CUNA Mutual Insurance Agency, Inc.
                                    Business: Leasing/Brokerage
                                    March 1, 1974*
                                    State of domicile: Wisconsin
                                    Formerly CMCI Corporation

                  i.                Stewart Associates Incorporated
                                    Business:  Credit Insurance
                                    March 6, 1998
                                    State of domicile:  Wisconsin

CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

(1)      CM Field Services, Inc.
         Business: Serves Agency Field Staff
         January 26,1994*
         State of domicile: Wisconsin

(2)      CUNA Mutual Insurance Agency of Alabama, Inc.
         Business: Property & Casualty Agency
         May 27, 1993*
         State of domicile: Alabama

(3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
         Business: Brokerage of Corporate & Personal Lines
         June 10, 1993*
         State of domicile: New Mexico

(4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
         Business: Property & Casualty Agency
         June 10, 1993*
         State of domicile: Hawaii

(5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
         Business: Property & Casualty Agency
         June 24, 1993 *
         State of domicile: Mississippi

(6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
         Business: Brokerage of Corporate & Personal Lines
         October 5, 1994*
         State of domicile: Kentucky

(7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
         Business: Brokerage of Corporate & Personal Lines
         January 27, 1995*
         State of domicile: Massachusetts

2.       C.U.I.B.S. Pty. Ltd.
         Business: Brokerage
         February 18,1981*
         Country of domicile: Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985*
         Country of domicile:  Trinidad and Tobago

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C. U. Family Insurance Services, Inc./Colorado
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Colleague Services Corporation
         September 1, 1981

2.       C. U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League
         December 27, 1989

3.       CUFIS of New York, Inc.
         50% ownership by CUNA Mutual  Insurance  Agency,  Inc.
         50% ownership by CUC Services, Inc.
         March 28, 1991

4.       The CUMIS Group Limited
         63.449% ownership by CUNA Mutual Insurance Society (as of 12-31 -96)

5.       CIMCO Inc. (CIMCO)
         50% ownership by CUNA Mutual  Investment  Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

6.       GWARANT, Ltd.
         50%  ownership  by CUNA  Mutual  Insurance  Society
         50%  ownership  by Foundation for Polish Credit Unions
         February 18, 1994

7.       CUNA Mutual Insurance Agency of Ohio, Inc.
         1% of value owned by Michael Corcoran (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
         99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
         June 14, 1993

8.       SECURITY Management Company, Ltd. (Hungary)
         90% ownership by CUNA Mutual Insurance Society
         10% ownership by: Federation of Savings Cooperatives
         Savings Cooperative of Szoreg
         Savings Cooperative of Szekkutas
         (collectively called Hungarian Associates)
         September 5, 1992

9.       CMG Mortgage Insurance Company
         50% ownership by CUNA Mutual  Investment  Corporation
         50% ownership by
         PMI Mortgage Insurance Co.
         April 14, 1994

10. Cooperators Life Assurance Society Limited (Jamaica) CUNA Mutual Insurance Society owns 122,500 shares Jamaica Co-op Credit Union League owns 127,500 shares (NOTE: Awaiting authority to write business)
         May 10, 1990

11.      CU Interchange Group, Inc.
         Owned by CUNA Mutual Investment Corporation, CUNA Service Group and various state league organizations
         December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

12.      CUNA Service Group, Inc.
         April 22, 1974 - CUNA Mutual Insurance Society purchased 200.71 shares

13.      Credit Union Service Corporation
         Owned by CUNA Mutual Investment Corporation, Credit Union National Association, Inc. and 18 state league organizations March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

Partnerships

1.       LeaSo Partners, a California partnership
         CUNA Mutual Insurance Society - 50% Partner
         California Credit Union League - 50% Partner
         December 29, 1981

2.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. - General Partner
         Credit Unions in Washington - Limited Partners
         June 14, 1993

Limited Liability Companies

1.       "Sofia LTD." (Ukraine)
         99.96% CUNA Mutual Insurance Society
         .04% CUMIS Insurance Society, Inc.
         March 6, 1996

2.       'FORTRESS' (Ukraine)
         80% "Sofia LTD."
         19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
         September 25, 1996

Affiliated (Nonstock)

1.       MEMBERS Prime Club, Inc.
         August 8, 1978

2.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

3.       CUNA Mutual Life Insurance Company
         July 1, 1990


                      CUNA Mutual Life Insurance Company
                  ORGANIZATIONAL CHART AS OF DECEMBER 31, 1998

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       Red Fox Motor Hotel Corporation
         An Iowa Business Act Corporation.
         100% ownership by CUNA Mutual Life Insurance Company

2.       CIMCO Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation

         CIMCO Inc. is the investment adviser of:

         Ultra Series Fund
         MEMBERS Mutual Funds

3.       Plan America Program, Inc.
         A Maine Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company

4.       CMIA Wisconsin Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company

Item 25.  Indemnification

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         The Investment Adviser for the MEMBERS Mutual Fund is CIMCO Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS                                POSITION HELD

Michael S. Daubs                            CIMCO Inc.
5910 Mineral Point Rd.                      President
Madison, WI 53705                           1982-Present
                                            Director
                                            1995-Present

                                            CUNA Mutual Insurance Society
                                            Chief Officer - Investment
                                            1990-Present

                                            CUNA Mutual Life Insurance Company
                                            Chief Officer - Investment
                                            1989-Present

Lawrence R. Halverson                       CIMCO Inc.
5910 Mineral Point Rd.                      Senior Vice President and Secretary
Madison, WI 53705                           1996-Present
                                            Vice President and Secretary
                                            1992-1996

                                            CUNA Brokerage Services, Inc.
                                            President
                                            1996-1998

Joyce A. Harris                             CIMCO Inc.
PO Box 7130                                 Director and Chair
Madison, WI  53707                          1992 - Present

                                            Telco Community Credit Union
                                            President, Chief Executive Officer
                                            1978- Present

James C. Hickman                            CIMCO Inc.
975 University Avenue                       Director
Madison, WI 53706                           1992 - Present

                                            University of Wisconsin
                                            Professor
                                            1972 - Present

Michael B. Kitchen                          CIMCO Inc.
5910 Mineral Point Rd.                      Director
Madison, WI 53705                           1995 - Present

                                            CUNA Mutual Insurance Society
                                            President & Chief Executive Officer
                                            1995- Present

                                            CUNA Mutual Life Insurance Company
                                            President & Chief Executive Officer
                                            1995 - Present

George A. Nelson                            CIMCO Inc.
PO Box 44965                                Director and Vice Chair
Madison, WI 53744                           1992 - Present

                                            Evening Telegram Co. - WISC-TV
                                            Vice President
                                            1982 - Present

Jeffrey B. Pantages                         CIMCO Inc.
5910 Mineral Point Road                     Senior Vice President
Madison, WI  53705                          1998-Present

                                            Aquila Energy
                                            Vice President
                                            1997-1998

                                            Security Benefit
                                            Senior Vice President
                                            1991-1997

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

Name and Principal                          Position with                               Positions and Offices
Business Address                            Distributor                                 with Registrant

Wayne A. Benson                             Director                                    None
5910 Mineral Point Road                     President
Madison, WI  53705

Lawrence R. Halverson                       Director                                    Trustee and
5910 Mineral Point Road                                                                 President & Principal
Madison, WI 53705                                                                       Executive Officer

John W. Henry                               Director                                    None
5910 Mineral Point Road                     Vice President
Madison, WI 53705

Michael G. Joneson                          Director                                    None
2000 Heritage Way                           Secretary and Treasurer
Waverly, IA 50677

Brian Lasko                                 Managing Principal                          None
2000 Heritage Way
Waverly, IA 50677

Campbell D. McHugh                          Compliance Officer                          None
5910 Mineral Point Road
Madison, WI 53705

Sandra K. Steffeney                         Vice President                              None
33320 9th Avenue South
Suite 250
Federal Way, WA 98063-3919

Scott Vignovich                             Director                                    None
2000 Heritage Way                           Vice President
Waverly, IA  50677

John M. Waggoner                            Chief Legal Officer                         None
5910 Mineral Point Road
Madison, WI 53705

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       CIMCO Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       First Data Investors Services Group, Inc.
                  211 South Gulph Road
                  King of Prussia, PA  19406

         d.       State Street Bank & Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison and State of Wisconsin, on the 9th day of February, 1999.


                          MEMBERS Mutual Funds


                    By:   /s/  Lawrence R. Halverson
                          Lawrence R. Halverson
                          Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the 9th day of February, 1999.

SIGNATURES AND TITLE                                         DATE

/s/  Michael S. Daubs                                       02/09/99
Michael S. Daubs, Trustee and Chairman

/s/  Lawrence R. Halverson                                  02/09/99
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer

/s/  Scott R. Powell                                        02/09/99
Scott R. Powell, Vice President and Secretary

Gwendolyn M. Boeke*
Gwendolyn M. Boeke, Trustee

Alfred L. Disrud*
Alfred L. Disrud, Trustee

Keith S. Noah*
Keith S. Noah, Trustee

Thomas C. Watt*
Thomas C. Watt, Trustee
*Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit
Number      Description

(j)           Consent of KPMG Peat Marwick LLP

(l)(3)        Subscription Agreement with CUMIS

(n)           Financial Data Schedules

                                   Exhibit j

                          Independent Auditors' Consent




The Board of Trustees
MEMBERS Mutual Funds:


We consent to the use of our report dated December 11, 1998 included herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "INDEPENDENT AUDITORS" in Part B of the Registration Statement.





                              KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 10, 1999


                                 Exhibit (l)(3)

                              MEMBERS MUTUAL FUNDS
                             SUBSCRIPTION AGREEMENT


         MEMBERS Mutual Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), and CUMIS Insurance Society, Inc. ("CUMIS"), an insurance company organized under the laws of the State of Wisconsin, agree as follows:

         1.       Offer and Purchase.

         The Trust offers to CUMIS, and CUMIS agrees to purchase, the number and amount of Class A shares (the "Shares") shown on the Schedule attached to this Agreement, of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, International Stock Fund, and Cash Reserves Fund, each a series of the Trust. CUMIS acknowledges receipt from the Trust of the Shares and the Trust acknowledges receipt from CUMIS of an aggregate of $15,000,000 in full payment for the Shares.

         2.       Representation by CUMIS.

         CUMIS represents and warrants to the Trust that the Shares are being acquired for investment purposes and not with a view to resale or further distribution.

         3.       Filing of Certificate of Trust.

         The Trust represents that a copy of its Certificate of Trust dated May 16, 1997, as amended from time to time, is on file with the Secretary of State of the State of Delaware. The Trust represents that a copy of its Declaration of Trust dated May 16, 1997, as amended from time to time, is maintained by the Trust

         4.       Limitation of Liability.

         The Trust and CUMIS agree that the obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Trust. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Trustees nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust. No series of the Trust will be liable for any claims against any other series.

         5.       No Right of Assignment.

         CUMIS's right under this Agreement to purchase the Shares is not assignable.

         6.       Dates.

         This Agreement will become effective as of the date the Trust's Registration Statement on Form N-1A becomes effective.

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the 7th day of November, 1997.


                                    MEMBERS MUTUAL FUNDS


                                    By:      /s/ Lawrence R. Halverson
                                    Name:    Lawrence R. Halverson
                                    Title:   President
ATTEST:
Dian M. Fisher



                                    CUMIS Insurance Society, Inc.


                                    By:      /s/  Michael B. Kitchen
                                    Name:    Michael B. Kitchen
                                    Title:   President & Chief Executive Officer
ATTEST:
Karyn Ann Gross

                                 CUMIS SCHEDULE

                             Amount               Price per
Name of Fund                of Shares               Shares              Total

Bond Fund                          0                   NA                   $  0

Balanced Fund                      0                   NA                   $  0

High Income Fund                   0                   NA                   $  0

Growth and Income Fund       150,000                 $10.00         $  1,500,000

Capital Appreciation Fund    150,000                 $10.00         $  1,500,000

International Stock Fund   1,200,000                 $10.00         $ 12,000,000

Cash Reserves Fund                 0                    NA                  $  0
                                                                          ------
                  Total                                              $15,000,000